                         ENTERPRISE ACCUMULATION TRUST

                                GROWTH PORTFOLIO

MONTAG & CALDWELL, INC.
ATLANTA, GEORGIA

Investment Management

     Montag & Caldwell manages approximately $25 billion for institutional clients, and its normal investment minimum is $40 million.

Investment Objective

     The objective of the Growth Portfolio is to seek appreciation of capital primarily through investments in common stocks.

Investment Philosophy

     The equity selection process is a low-risk, growth stock approach. Valuation is the key selection criterion that makes its investment style risk-averse. Montag & Caldwell also emphasizes growth characteristics because it seeks not only companies with shares that are attractively priced but also those that may experience strong earnings growth relative to other companies.

Performance Review for the Month Ended December 31, 1998

     The Growth Portfolio commenced operations on December 1, 1998. The S&P 500 Index returned 5.76 percent for the month ended December 31, 1998 versus 5.40 percent for the Growth Portfolio. Due to the short history of the Portfolio, Montag's strategy for 1998 was to make initial investments of the net assets of the Portfolio. At December 31, 1998, the Portfolio was approximately 74 percent invested. During the month of December, technology and consumer growth issues in the Portfolio performed particularly well.

                         GROWTH OF A $10,000 INVESTMENT
[ENTERPRISE EQUITY PORTFOLIO PERFORMANCE GRAPH]

                                            GROWTH PORTFOLIO        S&P 500 INDEX*      LIPPER GROWTH INDEX*
12/1/98                                          10000                  10000                  10000
12/31/98                                         10540                  10576                  10836

                    Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
                  * The S&P 500 Index is an unmanaged index that includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends and excludes transaction and holding charges. Lipper Inc. is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unchanged index and are net of all expenses other than sales charges and redemption fees. One cannot invest directly in an index.

Future Investment Strategy

     Given Montag's outlook for sustained growth in the economy with low inflation, Montag believes that it may be another positive year for investors. Montag expects corporate profit growth to remain subdued and bond yields to remain fairly steady in the year ahead, and for stock market returns to be more moderate than in 1998. These returns may approximate 10 percent when measured by such popular stock market averages as the S&P 500 Index and the Dow Jones Industrials.

     An economic setting of moderate corporate profit gains and steady bond yields bodes well for the shares of growth companies that should produce superior earnings growth. With the U.S. economy likely to slow and foreign currencies strengthening against the dollar, Montag believes high-quality, global consumer growth companies are particularly attractive investments. Given the consistent demand for their products and favorable demographic trends, health care companies may continue to do well. Selected technology holdings that are benefiting from new product cycles and better worldwide industry conditions may also be rewarding investments.

     The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                                GROWTH PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

                                      NUMBER OF SHARES OR
      COMMON STOCKS -- 73.51%          PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------
BUSINESS SERVICES -- 2.16%
  Interpublic Group of Companies
    Inc.                                       400          $   31,900
  Manpower Inc.                                400              10,075
                                                            ----------
                                                                41,975
COMPUTER HARDWARE -- 11.30%
  Cisco Systems Inc. (a)                       400              37,125
  Compaq Computer Corporation (a)            1,250              52,422
  Hewlett Packard Company                      950              64,897
  Intel Corporation                            550              65,209
                                                            ----------
                                                               219,653
COMPUTER SERVICES -- 1.91%
  Solectron Corporation (a)                    400              37,175
COMPUTER SOFTWARE -- 4.01%
  Electronic Arts (a)                          400              22,450
  Microsoft Corporation (a)                    400              55,475
                                                            ----------
                                                                77,925
CONSUMER PRODUCTS -- 7.05%
  Gillette Company                           1,500              72,469
  Mattel Inc.                                  225               5,133
  Procter & Gamble Company                     650              59,353
                                                            ----------
                                                               136,955
ELECTRICAL EQUIPMENT -- 2.36%
  General Electric Company                     450              45,928
ENTERTAINMENT & LEISURE -- 3.15%
  Carnival Corporation                         400              19,200
  Walt Disney Company                        1,400              42,000
                                                            ----------
                                                                61,200
FOOD & BEVERAGES & TOBACCO -- 5.29%
  Bestfoods                                    800              42,600
  Coca-Cola Company                            900              60,187
                                                            ----------
                                                               102,787
HEALTH CARE -- 1.72%
  Medtronic Inc.                               450              33,413
HOTELS & RESTAURANTS -- 5.15%
  Cracker Barrel Old Country Store             400               9,325
  Marriott International Inc. (Class
    A)                                       1,150              33,350
  McDonald's Corporation                       750              57,469
                                                            ----------
                                                               100,144

                                      NUMBER OF SHARES OR
                                       PRINCIPAL AMOUNT       VALUE
                                      -------------------     -----
MEDICAL INSTRUMENTS -- 2.76%
  Boston Scientific Corporation (a)          2,000          $   53,625
MISC. FINANCIAL SERVICES -- 2.63%
  American Express Company                     500              51,125
MULTI-LINE INSURANCE -- 2.48%
  American International Group Inc.            500              48,312
PHARMACEUTICALS -- 13.89%
  Bristol Myers Squibb Company                 400              53,525
  Johnson & Johnson                            800              67,100
  Lilly (Eli) & Company                        450              39,994
  Merck & Company Inc.                         400              59,075
  Pfizer Inc.                                  400              50,175
                                                            ----------
                                                               269,869
RETAIL -- 5.18%
  Costco Companies Inc. (a)                    450              32,484
  Gap Inc.                                     450              25,313
  Home Depot Inc.                              700              42,831
                                                            ----------
                                                               100,628
TELECOMMUNICATIONS -- 2.47%
  Tellabs Inc. (a)                             700              47,994
                                                            ----------
TOTAL COMMON STOCKS
(IDENTIFIED COST $1,380,534)                                 1,428,708
----------------------------------------------------------------------

TOTAL INVESTMENTS
(IDENTIFIED COST $1,380,534)                                $1,428,708
OTHER ASSETS LESS LIABILITIES -- 26.49%                        514,747
                                                            ----------
NET ASSETS 100%                                             $1,943,455
======================================================================

(a) Non-income producing security.

                See accompanying notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                          GROWTH AND INCOME PORTFOLIO

RETIREMENT SYSTEM INVESTORS INC.
NEW YORK, NEW YORK

Investment Management

     Retirement System Investors Inc. ("RSI") manages approximately $597 million for all of its clients.

Investment Objective

     The objective of the Growth and Income Portfolio is a total return in excess of the total return of the Lipper Growth and Income Mutual Funds Index measured over a period of three to five years, by investing primarily in a broadly diversified group of large-capitalization stocks.

Investment Philosophy

     RSI uses a fundamental analysis approach, including both qualitative and quantitative factors, applied to a universe of well-established companies. The portfolio manager seeks to identify reasonable valuations among this group of stocks. Forward earnings projections and relative valuation parameters are used to determine price objectives and return potential.

Performance Review for the Month Ended December 31, 1998

     The Growth and Income Portfolio commenced operations on December 1, 1998. The S&P 500 Index returned 5.76 percent for the month ended December 31, 1998 versus 2.20 percent for the Growth and Income Portfolio. Due to the short history of the Portfolio, RSI's strategy for 1998 was to make initial investments of the net assets of the Portfolio. At December 31, 1998, the Portfolio was approximately 65 percent invested.

                         GROWTH OF A $10,000 INVESTMENT
ENTERPRISE ACCUMULATION TRUST MANAGED PORTFOLIO GRAPH

                                           GROWTH AND INCOME                              LIPPER GROWTH &
                                               PORTFOLIO            S&P 500 INDEX*         INCOME INDEX*
12/1/98                                          10000                  10000                  10000
12/31/98                                         10220                  10576                  10340

                   Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than their original cost.
                 * The S&P 500 Index is an unmanaged index that includes 500 companies which tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends and excludes transaction and holding charges. Lipper Inc. is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees. One cannot invest directly in an index.

Future Investment Strategy

     With the market at record valuation levels and an expected earnings slowdown, RSI is placing more emphasis on controlling portfolio risk while patiently seeking opportunities where its disciplines find them. Market breadth will broaden during the year, which should benefit the Growth and Income Portfolio, given its ample representation in value-type issues, which have previously lagged the market.

     RSI expects to maintain its relatively large concentration in broad technology growth areas, but most new purchases will be in lower price-to-earnings, value/growth type companies that have lagged the market and now seem attractive on a risk/return basis.

     The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                          GROWTH AND INCOME PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

                                       NUMBER OF SHARES OR
       COMMON STOCKS -- 64.14%          PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------
AEROSPACE -- 3.62%
  AlliedSignal Inc.                            200           $  8,862
  Lockheed Martin Corporation                  125             10,594
                                                             --------
                                                               19,456
BASIC INDUSTRIES -- 4.86%
  Aluminum Company of America                  350             26,097
BUILDING & CONSTRUCTION -- 7.98%
  Southdown Inc.                               725             42,911
COMPUTER HARDWARE -- 9.01%
  Dallas Semiconductor Corporation             470             19,152
  EMC Corporation (a)                           40              3,400
  IBM                                          140             25,865
                                                             --------
                                                               48,417
COMPUTER SERVICES -- 3.06%
  Safeguard Scientifics Inc.                   600             16,462
COMPUTER SOFTWARE -- 5.92%
  BMC Software Inc. (a)                        375             16,711
  Learning Company Inc.                        410             10,634
  Sterling Commerce Inc. (a)                   100              4,500
                                                             --------
                                                               31,845
CRUDE & PETROLEUM -- 5.36%
  British Petroleum (ADR)                      150             14,250
  Texaco Inc.                                  275             14,541
                                                             --------
                                                               28,791
ELECTRICAL EQUIPMENT -- 2.70%
  Emerson Electric Company                     240             14,520
FOOD & BEVERAGES & TOBACCO -- 3.38%
  Philip Morris Companies Inc.                 340             18,190
MACHINERY -- 4.24%
  Ingersoll Rand Company                       300             14,081
  Snap-On Inc.                                 250              8,703
                                                             --------
                                                               22,784
METALS & MINING -- 1.19%
  Potash Corporation Saskatchewan
    Inc.                                       100              6,388

                                       NUMBER OF SHARES OR
                                        PRINCIPAL AMOUNT      VALUE
                                       -------------------    -----
MISC. FINANCIAL SERVICES -- 0.46%
  Citigroup Inc.                                50           $  2,475
PHARMACEUTICALS -- 4.94%
  Bristol-Myers Squibb Company                  85             11,374
  Johnson & Johnson                             40              3,355
  Merck & Company Inc.                          80             11,815
                                                             --------
                                                               26,544
RETAIL -- 2.41%
  Tiffany & Company                            250             12,969
SAVINGS AND LOAN -- 2.49%
  Washington Mutual Inc.                       350             13,366
TELECOMMUNICATIONS -- 2.52%
  Northern Telecom Ltd.                        270             13,534
                                                             --------

TOTAL COMMON STOCKS
(IDENTIFIED COST $333,743)                                    344,749
---------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 1.08%
---------------------------------------------------------------------
MISC. FINANCIAL SERVICES -- 1.08%
  Kmart Financing, 7.75%                       100              5,794
                                                             --------

TOTAL CONVERTIBLE PREFERRED STOCK
(IDENTIFIED COST $5,431)                                        5,794
---------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $339,174)                                   $350,543
OTHER ASSETS LESS LIABILITIES -- 34.78 %                      186,945
                                                             --------
NET ASSETS 100%                                              $537,488
=====================================================================

(a) Non-income producing security.

(ADR) American Depository Receipt.

                See accompanying notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                                EQUITY PORTFOLIO

OPCAP ADVISORS, INC.
NEW YORK, NEW YORK

Investment Management

     OpCap Advisors, a wholly owned subsidiary of Oppenheimer Capital, has been portfolio manager to this portfolio since inception. Oppenheimer Capital manages approximately $62 billion for institutional clients, and its normal investment minimum is $20 million.

Investment Objective

     The objective of the Equity Portfolio is long-term capital appreciation primarily from investments in securities of companies that are believed by the portfolio manager to be undervalued in the marketplace in relation to factors such as the companies' assets or earnings.

Investment Philosophy

     OpCap Advisors' investment process uses a fundamental, bottom-up process of value investing. The security selection process focuses on well-positioned companies that generate high returns on assets and free cash flow, have strong barriers to competition, have managements oriented to shareholder interests, and sell at reasonable valuation levels. A complete qualitative review of the business relative to its peers and its history is the key to the process. OpCap seeks securities whose undervaluation is great enough to provide significant upside reward with modest downside risk.

1998 Performance Review

     The stock market continued its remarkable advance in 1998, with the S&P 500 Index providing a total return of 28.6 percent, inclusive of reinvested dividends. This marked the fourth consecutive year in which the index has delivered a total return of more than 20 percent. The market has benefited throughout this period from an unusually favorable U.S. economic environment of moderate growth with declining interest rates and extremely low inflation.

     Beneath the surface, however, there were many crosscurrents in 1998. The year's sharp increase for the S&P 500 Index was driven primarily by a limited group of super-large company stocks. Many other stocks were left behind. For instance, the Russell 2000 Index, a benchmark of small company stocks, actually declined 2.6 percent in 1998. The strong relative performance of large versus small stocks reflected the preference of many investors for highly liquid large issues -- especially those with predictable earnings -- at a time when the international economic outlook was uncertain and widespread concern existed that the rate of economic growth in the U.S. might finally be slowing.

     In addition, there was a wide disparity between the performance of growth stocks (those projected to have high future earnings growth rates) and value stocks (those considered to be undervalued in relation to their inherent worth). The
S&P 500/BARRA Growth Index rose 42.2 percent in 1998 while the S&P 500/BARRA Value Index increased only 14.7 percent.

     Performance gaps of this type, favoring either growth or value, are common. Nonetheless, the 1998 differential was one of the largest in history. Many quality stocks that were inexpensive languished or even fell in price, while some highly valued growth stocks became even more expensive. For instance, the 10 greatest contributors to the S&P 500 Index in 1998 advanced an average of
82.4 percent, reaching an average multiple of 46.7 times trailing earnings.

     Value investors had a difficult year. OpCap underperformed the market for several reasons. For one, it owns the stocks of a diverse group of large and mid-sized companies, and mid-cap stocks did not perform nearly as well as did the S&P 500 Index, which is dominated by larger companies. In addition, the performance of the market in 1998 was driven primarily by large "growth" stocks, reflecting a preference of many investors for owning highly liquid issues -- especially those with predictable earnings -- in an uncertain global economic environment. Year-to-date performance differentials between value and growth styles of investing are common, and OpCap is confident the pendulum will swing back to value investing in time.

     In addition, with its risk-averse investment philosophy, OpCap sometimes trails the market averages in periods of sharply rising prices. The portfolio manager focuses on long-term investments in quality companies rather than on attempting to predict near-term market trends.

     The average price-to-earnings ratio of the stocks owned by the portfolio was 18.6 at the end of December, compared with a price-to-earnings ratio of 26.7 for the S&P 500 Index, indicating the relative value of the portfolio's holdings. In contrast to their low relative valuations, the stocks owned by the portfolio are expected to generate returns on equity that are well above the average returns of the S&P 500 Index stocks. This combination of low relative stock market prices and superior business characteristics helps control risk and creates opportunity for investment profit.

                         GROWTH OF A $10,000 INVESTMENT
[ENTERPRISE EQUITY PORTFOLIO PERFORMANCE GRAPH]

                                            EQUITY PORTFOLIO        S&P 500 INDEX*      LIPPER GROWTH INDEX*
12/31/88                                         10000                  10000                  10000
12/31/89                                         12267                  13169                  12747
12/31/90                                         11995                  12759                  12057
12/31/91                                         15739                  16647                  16437
12/31/92                                         18557                  17916                  17692
12/31/93                                         20013                  19722                  19811
12/31/94                                         20787                  19982                  19499
12/31/95                                         28778                  27491                  25867
12/31/96                                         36037                  33803                  30402
12/31/97                                         45318                  45080                  38924
12/31/98                                         49805                  57959                  48924

                  Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                * The S&P 500 Index is an unmanaged index that includes 500 companies that tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends and excludes any transaction or holding charges. Lipper Inc. is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unchanged index and are net of all expenses other than sales charges and redemption fees. One cannot invest directly in an index.

Future Investment Strategy

     As for the prospects of the U.S. economy in 1999, the outlook is more challenging than is usually the case. OpCap expects capital spending and rates of inventory growth to slow and corporate profits to be mixed, with the potential for downside surprises as deflationary pressures and rapid changes derail profits at some companies. Clearly, these are negatives for the stock market.

     On the other hand, the Federal Reserve Board has been cutting interest rates and adding money to the economy at an explosive rate, helping drive the stock market's strong performance in the fourth quarter of 1998. Given its concern about the health of international financial markets, the Fed is likely to persist in rapid monetary growth. Monetary stimulus and lower interest rates could therefore continue to benefit financial markets, housing and personal consumption in the coming year.

     In terms of the economic problems being experienced internationally, renewed economic growth in Japan is a key part of the solution. Japanese banks still must rid their books of enough bad loans to be considered healthy and to contribute actively to financing economic growth. Even with government fiscal stimulus programs, it is likely that the Japanese economy will decline slightly this year. Europe is in much better shape, although its economic growth may slow in 1999 as exports and capital spending are negatively affected by external events. Severe economic problems still exist in the developing world, especially in Latin America.

     OpCap continues to see many long-term positives, including powerful trends such as an information revolution that is transforming the way every business works, continued growth in demand for stocks from the Baby Boomers saving for retirement, a federal budget surplus and no inflation. Nonetheless, OpCap is concerned about the high valuation levels of many stocks.

     The challenge for investors in the coming year will be to chart a course that captures favorable returns while guarding against the economic and market uncertainty that exists at this time. Through its disciplined value philosophy, OpCap seeks to do just that by owning businesses that generate high levels of cash and use that cash to create value for shareholders through all economic environments.

     The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                                EQUITY PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

                                    NUMBER OF SHARES OR
     COMMON STOCKS -- 86.30%         PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------
ADVERTISING -- 1.77%
  Omnicom Group Inc.                        190,000       $ 11,020,000
AEROSPACE -- 4.19%
  AlliedSignal Inc.                         396,840         17,584,972
  Lockheed Martin Corporation               100,000          8,475,000
                                                          ------------
                                                            26,059,972
AUTOMOTIVE -- 1.93%
  LucasVarity (ADR)                         357,000         11,959,500
BANKING -- 2.97%
  BankBoston Corporation                    224,000          8,722,000
  Wells Fargo & Company                     243,620          9,729,574
                                                          ------------
                                                            18,451,574
CHEMICALS -- 1.20%
  Du Pont (E.I.) De Nemours &
    Company                                 140,000          7,428,750
CONGLOMERATES -- 8.04%
  Berkshire Hathaway (Class B) (a)            7,035         16,415,000
  Minnesota Mining & Manufacturing
    Company                                 205,000         14,580,625
  Textron Inc.                              250,000         18,984,375
                                                          ------------
                                                            49,980,000
CONSUMER PRODUCTS -- 1.02%
  International Flavours &
    Fragrances Inc.                         100,000          4,418,750
  Mattel Inc.                                84,875          1,936,211
                                                          ------------
                                                             6,354,961
CRUDE & PETROLEUM -- 0.99%
  Anadarko Petroleum Corporation            200,000          6,175,000
DRUGS & MEDICAL PRODUCTS -- 1.73%
  Becton, Dickinson & Company               252,316         10,770,739
ELECTRICAL EQUIPMENT -- 1.53%
  Avnet Inc.                                157,000          9,498,500
ELECTRONICS -- 2.83%
  Conexant Systems Inc. (a)                  28,000            471,800
  Rockwell International
    Corporation                             426,000         17,133,188
                                                          ------------
                                                            17,604,988
ENTERTAINMENT & LEISURE -- 1.59%
  Carnival Corporation                      206,000          9,888,000
FOOD & BEVERAGES & TOBACCO -- 4.99%
  Diageo (ADR)                              196,384          9,082,760
  Philip Morris Companies Inc.              410,000         21,935,000
                                                          ------------
                                                            31,017,760
HEALTH CARE -- 1.95%
  Tenet Healthcare Corporation (a)          460,700         12,093,375
HOTELS & RESTAURANTS -- 3.03%
  McDonald's Corporation                    246,000         18,849,750
INSURANCE -- 16.54%
  ACE Ltd.                                  828,000         28,514,250
  AFLAC Inc.                                270,256         11,891,264
  Everest Reinsurance Holdings              480,000         18,690,000
  EXEL Ltd. (Class A)                       484,573         36,342,975
  Renaissance Holdings Ltd.                 200,000          7,325,000
                                                          ------------
                                                           102,763,489
MACHINERY -- 4.50%
  Caterpillar Inc.                          241,000         11,086,000
  Dover Corporation                         460,000         16,847,500
                                                          ------------
                                                            27,933,500

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT        VALUE
                                    -------------------      -----
MANUFACTURING -- 5.06%
  Avery Dennison Corporation                360,000       $ 16,222,500
  General Dynamics Corporation              260,000         15,242,500
                                                          ------------
                                                            31,465,000
MISC. FINANCIAL SERVICES -- 9.59%
  Citigroup Inc.                            264,360         13,085,820
  Conseco Inc.                              536,152         16,386,145
  Countrywide Credit Industries
    Inc.                                    286,088         14,358,042
  Freddie Mac                               244,180         15,734,349
                                                          ------------
                                                            59,564,356
MULTI-LINE INSURANCE -- 0.90%
  American International Group
    Inc.                                     57,627          5,568,209
PAPER & FOREST PRODUCTS -- 0.88%
  Champion International
    Corporation                             135,000          5,467,500
PRINTING & PUBLISHING -- 0.85%
  Donnelley R.R. & Sons Company             120,000          5,257,500
RETAIL -- 2.28%
  May Department Stores Company             234,712         14,170,737
TELECOMMUNICATIONS -- 3.20%
  Motorola Inc.                             120,000          7,327,500
  Sprint Corporation                        131,000         11,020,375
  Sprint PCS (a)                             65,500          1,514,687
                                                          ------------
                                                            19,862,562
TRANSPORTATION -- 2.74%
  AMR Corporation (a)                       191,000         11,340,625
  Canadian Pacific Ltd.                     300,000          5,662,500
                                                          ------------
                                                            17,003,125
                                                          ------------

TOTAL COMMON STOCKS
(IDENTIFIED COST $402,833,805)                             536,208,847
----------------------------------------------------------------------
    COMMERCIAL PAPER -- 10.26%
----------------------------------------------------------------------
  American Express Credit
    Corporation, 4.90% due
    02/01/99                            $12,565,000       $ 12,511,983
  Deere (John) Capital Corporation
      5.22% due 01/20/99                 16,336,000         16,290,994
  Ford Motor Credit Company
      5.17% due 01/11/99                 15,000,000         14,978,458
  General Electric Capital
    Corporation 5.28% due 01/11/99       20,000,000         19,970,667
                                                          ------------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $63,752,102)                               63,752,102
----------------------------------------------------------------------
             REPURCHASE AGREEMENT -- 3.46%
----------------------------------------------------------------------
  State Street Bank & Trust
    Repurchase Agreement, 4.25%
    due 01/04/99
    Collateral: U.S. Treasury Note
    $20,545,000 5.75% due 08/15/03
    Value $21,906,106                    21,475,000         21,475,000
                                                          ------------

TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $21,475,000)                               21,475,000
----------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $488,060,907)                            $621,435,949
OTHER ASSETS LESS LIABILITIES -- (0.02)%                       (98,293)
                                                          ------------
NET ASSETS 100%                                           $621,337,656
======================================================================

(a) Non-income producing security.

(ADR) American Depository Receipt.

                See accompanying notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                            EQUITY INCOME PORTFOLIO

1740 ADVISERS
NEW YORK, NEW YORK

Investment Management

     1740 Advisers manages more than $1.9 billion for institutional clients and its normal investment minimum is $20 million.

Investment Objective

     The objective of the Equity Income Portfolio is to seek a combination of growth and income to achieve an above-average and consistent total return, primarily from investments in dividend-paying common stocks.

Investment Philosophy

     Above-average returns can be achieved by buying undervalued, out-of-favor stocks and selling them after the market has recognized and corrected their undervaluation. Dividend yield relative to the S&P 500 Index is the measure of the value used in this strategy. It provides a disciplined approach to buy and sell decisions, enhances stability in the portfolio, and lessens overall market risk.

Performance Review for the Month Ended December 31, 1998

     The Equity Income Portfolio commenced operations on December 1, 1998. The S&P Barra/Value Index returned 3.51 percent for the month ended December 31, 1998 versus 1.80 percent for the Equity Income Portfolio. Due to the short history of the Portfolio, 1740 Advisers' strategy for 1998 was to make initial investments of the net assets of the Portfolio. At December 31, 1998, the Portfolio was approximately 80 percent invested.

                         GROWTH OF A $10,000 INVESTMENT
ENTERPRISE ACCUMULATION TRUST EQUITY INCOME PORTFOLIO PERFORMANCE GRAPH

                                             EQUITY INCOME         S&P BARRA/VALUE      LIPPER GROWTH EQUITY
                                               PORTFOLIO                INDEX*             INCOME INDEX*
12/1/98                                          10000                  10000                  10000
12/31/98                                         10180                  10351                  10256

                   Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
                 * The S & P Barra/Value Index is an unmanaged index that
                   includes reinvested dividends and excludes transaction and holding charges. Lipper Inc. is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees. One cannot invest directly in an index.

Future Investment Strategy

     The question for stock market valuation in 1999 will be whether the market losses from lower earnings are offset by what it gains from lower rates. As of now the answer seems to be positive. As long as rates stay low, and earnings are stable, the flow of money into equity portfolios should continue. Valuations are high, parts of the world are still fragile and, after four very strong years, the market is entitled to a breather.

     With the expectation for slower economic growth, low inflation and lack of pricing power and uncertain earnings, selectivity becomes important. In this environment companies that can achieve unit growth and who do not need price increases to succeed should be favored. This means an emphasis on health care -- pharmaceuticals, hospital supplies and telecommunications -- primarily telephones. Selected industrial names such as General Electric, Xerox and Pitney Bowes should also do well. Financials -- banks and insurance -- should benefit from lower interest rates.

     At the other end of the spectrum from the stable growers are the economy-sensitive or cyclical stocks. The economic backdrop seems all wrong for them, but that is already well known and is reflected in their very depressed prices. If Southeast Asia stabilizes and shows any signs of improvement, the energy, basic materials and capital good stocks which were hurt the most by the economic crisis should benefit. The portfolio is slowly increasing exposure to international oil, paper, forest products and chemical stocks. It may be early, but usually these groups move in anticipation of a change in the world outlook.

     The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                            EQUITY INCOME PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

                                     NUMBER OF SHARES OR
COMMON STOCKS -- 79.63%               PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------
AEROSPACE -- 3.91%
  Northrop Grumman Corporation                  100        $     7,312
  United Technologies Corporation               100             10,875
                                                           -----------
                                                                18,187
AUTOMOTIVE -- 1.26%
  Ford Motor Company                            100              5,869
BANKING -- 9.07%
  Bank of New York Company Inc.                 100              4,025
  BankAmerica Corporation                       100              6,012
  BankBoston Corporation                        100              3,894
  Chase Manhattan Corporation                   100              6,806
  First Union Corporation                       100              6,081
  Fleet Financial Group Inc.                    100              4,469
  Mellon Bank Corporation                       100              6,875
  Wells Fargo & Company                         100              3,994
                                                           -----------
                                                                42,156
CAPITAL GOODS & SERVICES -- 1.03%
  Cooper Industries Inc.                        100              4,769
CHEMICALS -- 1.14%
  Du Pont (E. I.) De Nemours &
    Company                                     100              5,306
COMPUTER HARDWARE -- 2.54%
  Xerox Corporation                             100             11,800
CONSUMER DURABLES -- 0.88%
  Dana Corporation                              100              4,088
CONSUMER NON-DURABLES -- 0.95%
  Avon Products Inc.                            100              4,425
CRUDE & PETROLEUM -- 7.84%
  Amoco Corporation                             100              6,037
  British Petroleum (ADR)                       100              9,500
  Chevron Corporation                           100              8,294
  Exxon Corporation                             100              7,312
  Texaco Inc.                                   100              5,288
                                                           -----------
                                                                36,431
ELECTRICAL EQUIPMENT -- 3.50%
  Emerson Electric Company                      100              6,050
  General Electric Company                      100             10,206
                                                           -----------
                                                                16,256
ENERGY -- 5.11%
  Consolidated Natural Gas Company              100              5,400
  Duke Energy Company                           100              6,406
  Enron Corporation                             100              5,706
  Williams Companies Inc.                       200              6,238
                                                           -----------
                                                                23,750
FOOD & BEVERAGES & TOBACCO -- 1.15%
  Philip Morris Companies Inc.                  100              5,350
INSURANCE -- 1.66%
  Cigna Corporation                             100              7,731
MACHINERY -- 2.41%
  Caterpillar Inc.                              100              4,600
  Pitney Bowes Inc.                             100              6,606
                                                           -----------
                                                                11,206
MANUFACTURING -- 1.52%
  Eaton Corporation                             100              7,069
MISC. FINANCIAL SERVICES -- 1.06%
  Citigroup Inc.                                100              4,950

                                     NUMBER OF SHARES OR
                                      PRINCIPAL AMOUNT        VALUE
                                     -------------------   -----------
MULTI-LINE INSURANCE -- 1.76%
  Lincoln National Corporation                  100        $     8,181
PAPER & FOREST PRODUCTS -- 3.11%
  Bowater Inc.                                  100              4,144
  Georgia Pacific Corporation                   100              5,857
  International Paper Company                   100              4,481
                                                           -----------
                                                                14,482
PHARMACEUTICALS -- 8.19%
  American Home Products
    Corporation                                 100              5,631
  Baxter International Inc.                     100              6,431
  Bristol-Myers Squibb Company                  100             13,381
  Pharmacia & Upjohn Inc.                       100              5,663
  Smithkline Beecham (ADR)                      100              6,950
                                                           -----------
                                                                38,056
RAW MATERIALS -- 1.74%
  Rohm & Haas Company                           100              3,013
  Weyerhaeuser Company                          100              5,081
                                                           -----------
                                                                 8,094
REAL ESTATE -- 4.20%
  Boston Properties Inc.                        200              6,100
  Crescent Real Estate Equities                 200              4,600
  Equity Office Properties Trust                200              4,800
  Equity Residential Properties
    Trust                                       100              4,044
                                                           -----------
                                                                19,544
SAVINGS AND LOAN -- 2.41%
  Federal National Mortgage
    Association                                 100              7,400
  Washington Mutual Inc.                        100              3,819
                                                           -----------
                                                                11,219
TECHNOLOGY -- 0.93%
  Thomas & Betts Corporation                    100              4,331
TELECOMMUNICATIONS -- 10.62%
  Ameritech Corporation                         100              6,338
  AT & T Corporation                            100              7,525
  Bell Atlantic Corporation                     100              5,300
  BellSouth Corporation                         200              9,975
  SBC Communications Inc.                       100              5,363
  Sprint Corporation                            100              8,412
  U S West Inc.                                 100              6,462
                                                           -----------
                                                                49,375
UTILITIES -- 1.64%
  CMS Energy Corporation                        100              4,844
  Edison International                          100              2,787
                                                           -----------
                                                                 7,631
                                                           -----------
TOTAL COMMON STOCKS
(IDENTIFIED COST $363,884)                                     370,256
----------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $363,884)                                 $   370,256
OTHER ASSETS LESS LIABILITIES -- 20.37%                         94,698
                                                           -----------
NET ASSETS 100%                                            $   464,954
======================================================================

(ADR) American Depository Receipt.

                See accompanying notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                         CAPITAL APPRECIATION PORTFOLIO

PROVIDENT INVESTMENT COUNSEL, INC.
PASADENA, CALIFORNIA

Investment Management

     Provident Investment Counsel manages approximately $20 billion for institutional clients, and its usual investment minimum is $5 million.

Investment Objective

     The objective of the Capital Appreciation Portfolio is to seek maximum capital appreciation, primarily through investment in common stock of companies that demonstrate accelerating earnings momentum and consistently strong financial characteristics.

Investment Philosophy

     Provident's investment philosophy is based on the belief that, over time, the reason the price of a company's stock increases is because its earnings are increasing. The investment strategy seeks to create a portfolio of companies that, in aggregate, is growing its earnings at a faster and more consistent rate than is the overall market.

Performance Review for the Month Ended December 31, 1998

     The Capital Appreciation Portfolio commenced operations on December 1, 1998. The S&P Barra/Growth Index returned 7.61 percent for the month ended December 31, 1998 versus 11.40 percent for the Capital Appreciation Portfolio. Due to the short history of the Portfolio, Provident's strategy for 1998 was to make initial investments of the net assets of the Portfolio. At December 31, 1998, the Portfolio was approximately 61 percent invested.

     The Capital Appreciation Portfolio can attribute its superior first month performance to several factors that Provident thinks will continue to provide good relative returns. First, the portfolio manager emphasized the retail sector given its strong outlook on consumer spending. Next, the Portfolio benefited from technology services stocks. While 1998 may have been an exceptionally volatile year for technology names, especially given their exposure to foreign markets, the software side posted phenomenal gains, mostly in the fourth quarter. The Portfolio contained names such as America Online, Fiserv and Lycos. Finally, the dramatic underweighting in the consumer non-durable sectors helped portfolio performance. Much of this sector was overly exposed to multinational markets, and the Portfolio has purchased only two of these stocks: Infinity Broadcasting and Outdoor Systems.

                         GROWTH OF A $10,000 INVESTMENT
ENTERPRISE ACCUMULATION TRUST CAPITAL APPRECIATION PORTFOLIO PERFORMANCE GRAPH

                                          CAPITAL APPRECIATION     S&P BARRA/GROWTH        LIPPER CAPITAL
                                               PORTFOLIO                INDEX*          APPRECIATION INDEX*
12/1/98                                          10000                  10000                  10000
12/31/98                                         11140                  10761                  10918

                    Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
                  * The S&P 500 Index is an unmanaged index that includes 500 companies that tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends and excludes transaction and holding charges. Lipper Inc. is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees. One cannot invest directly in an index.

Future Investment Strategy

     Given the low inflation environment in the U.S. with stronger wage growth and record low savings rates, the portfolio will continue to emphasize retail into 1999. Emphasis will be on only the highest-quality, "best in class" technology names with superior fundamentals, market shares, proprietary products and solid management. The Capital Appreciation Portfolio will continue to seek companies with quality of operations and earnings in both the large and mid-capitalization markets.

     The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                         CAPITAL APPRECIATION PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

                                       NUMBER OF SHARES OR
       COMMON STOCKS -- 60.53%          PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------
ADVERTISING -- 0.59%
  Outdoor Systems Inc. (a)                     100           $  3,000
BANKING -- 2.74%
  FIRSTAR Corporation                          150             13,987
BROADCASTING -- 0.80%
  Infinity Broadcasting Corporation
    (Class A) (a)                              150              4,106
BUSINESS SERVICES -- 2.37%
  Concord EFS Inc. (a)                         100              4,237
  CSG Systems International Inc. (a)           100              7,900
                                                             --------
                                                               12,137
COMPUTER HARDWARE -- 1.97%
  Lexmark International Group Inc.
    (Class A) (a)                              100             10,050
COMPUTER SERVICES -- 8.40%
  America Online Inc. (a)                      100             16,000
  Cadence Design Systems Inc. (a)              100              2,975
  Fiserv Inc. (a)                              200             10,287
  Lycos Inc. (a)                               100              5,556
  Synopsys Inc. (a)                            150              8,138
                                                             --------
                                                               42,956
ELECTRONICS -- 1.69%
  SCI Systems Inc. (a)                         150              8,663
FINANCE -- 3.12%
  Associates First Capital
    Corporation (Class A)                      200              8,475
  MBNA Corporation                             300              7,481
                                                             --------
                                                               15,956
HEALTH CARE -- 3.44%
  Henry Schein Inc. (a)                        100              4,475
  Omnicare Inc.                                250              8,688
  Total Renal Care Holdings Inc. (a)           150              4,434
                                                             --------
                                                               17,597
HOTELS & RESTAURANTS -- 1.69%
  Brinker International Inc. (a)               300              8,663
MANUFACTURING -- 2.21%
  Tyco International Ltd.                      150             11,316

                                       NUMBER OF SHARES OR
                                        PRINCIPAL AMOUNT      VALUE
                                       -------------------    -----
MEDICAL SERVICES -- 3.78%
  Health Management Associates Inc.
    (Class A) (a)                              400           $  8,650
  Quintiles Transnational Corporation
    (a)                                        200             10,675
                                                             --------
                                                               19,325
PHARMACEUTICALS -- 6.66%
  Elan (ADR) (a)                               150             10,434
  Pfizer Inc.                                  100             12,544
  Schering Plough Corporation                  200             11,050
                                                             --------
                                                               34,028
RETAIL -- 17.96%
  Bed Bath & Beyond Inc. (a)                   300             10,237
  Costco Companies Inc. (a)                    150             10,828
  CVS Corporation                              200             11,000
  Dollar Tree Stores Inc. (a)                  200              8,738
  Family Dollar Stores Inc.                    400              8,800
  Kohl's Corporation (a)                       200             12,287
  Linens 'n Things Inc. (a)                    100              3,963
  Office Depot Inc. (a)                        100              3,694
  Safeway Inc. (a)                             150              9,141
  Staples Inc. (a)                             300             13,106
                                                             --------
                                                               91,794
TECHNOLOGY -- 1.71%
  Waters Corporation (a)                       100              8,725
TELECOMMUNICATIONS -- 1.40%
  MCI Worldcom Inc. (a)                        100              7,175
                                                             --------

TOTAL COMMON STOCKS
(IDENTIFIED COST $271,310)                                    309,478
---------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $271,310)                                   $309,478
OTHER ASSETS LESS LIABILITIES -- 39.47%                       201,778
                                                             --------
NET ASSETS 100%                                              $511,256
=====================================================================

(a) Non-income producing security.

(ADR) American Depository Receipt.

                See accompanying notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                         SMALL COMPANY GROWTH PORTFOLIO

WILLIAM D. WITTER, INC.
NEW YORK, NEW YORK

Investment Management

     William D. Witter, Inc. manages approximately $905 million in assets under management and has a normal investment minimum for a separate account of $1 million.

Investment Objective

     The objective of the Small Company Growth Portfolio is to seek capital appreciation by investing primarily in common stocks of small-capitalization companies believed by the portfolio manager to have an outlook for strong earnings growth and potential for significant capital appreciation.

Investment Philosophy

     William D. Witter will seek out stocks of small companies that are expected to have above-average growth in earnings, which are reasonably valued. The manager uses a disciplined approach in evaluating growth companies. It relates the expected growth rate in earnings to the price-to-earnings ratio of the stock. Generally, the manager will not buy a stock if the price-to-earnings ratio exceeds the growth rate. By using this valuation parameter, the manager believes it moderates some of the inherent volatility in the small capitalization sector of the market. Securities will be sold when the manager believes the stock price exceeds the valuation criteria or when the stock appreciates to the point where it is substantially overweighted in the portfolio or when the company no longer meets expectations. The manager's goal is to hold a stock for a minimum of one year but this may not always be feasible and there may be times when short-term gains or losses will be realized.

1998 Performance Review for the Month Ended December 31, 1998

     The Small Company Growth Portfolio commenced operations on December 1, 1998. The Russell 2000 Index returned 6.19 percent for the month ended December 31, 1998 versus 9.20 percent for the Small Company Growth Portfolio. Due to the short history of the Portfolio, William D. Witter's strategy for 1998 was to make initial investments of the net assets of the Portfolio. At December 31, 1998, the Portfolio was approximately 79 percent invested.

     William D. Witter's investment approach is growth at a reasonable price. The portfolio manager, therefore, utilizes both cyclical and secular growth securities. For instance, an investment was made in the semi-conductor company Cymer, Inc., which has dynamic, long-term growth prospects but is subject to industry-specific, cyclical influences. Simultaneously, an investment was made in National Computer Systems, a provider of testing and computer services to educational institutions, which has a very consistent record of sales and earnings increases.

     During December, a positive contribution to the results was made by Ryanair Holdings, a Dublin-based discount airline which should benefit significantly from the opportunities to compete with formerly state-owned high-cost carriers. The computer software companies collectively appreciated 55 percent during the month.

                         GROWTH OF A $10,000 INVESTMENT
ENTERPRISE ACCUMULATION SMALL COMPANY GROWTH PERFORMANCE GRAPH

                                             SMALL COMPANY                                LIPPER SMALL CAP
                                            GROWTH PORTFOLIO     RUSSELL 2000 INDEX*           INDEX*
12/1/98                                          10000                  10000                  10000
12/31/98                                         10920                  10619                  10757

                   Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investors returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
                 * The Russell 2000 Index is an unmanaged index that includes reinvested dividends and excludes transaction and holding charges. Lipper Inc. is an independent reporting service that measures the performance of most mutual bonds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees. One cannot invest directly in an index.

Future Investment Strategy

     A continuation of 2.5 percent to 3 percent economic growth rate is anticipated. While new obstacles such as the current crisis in Brazil are undoubtedly going to appear, the combination of the capital investments and restructuring decisions of the late 1980s and of the 1990s has created a positive environment.

     Several of the keys to the recent and, Witter believes, future growth are the productivity improvements associated with new technologies for use in industry, commerce and telecommunications. Consequently, Witter shall continue to look for investment opportunities in the technology sector.

     Due to higher valuation levels, positions in some of the software holdings may be reduced. The semi-conductor equipment sector appears to have strong fundamentals beginning in the year 2000. Additions may be made to the Portfolio in this area. Some commercial service providers such as Charles River Associates have substantial opportunities for both exceptional revenue and earnings growth. This sector as well as health care are ones that Witter expects to expand. While it appears early, oil service issues are being reviewed as future portfolio additions.

     The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                         SMALL COMPANY GROWTH PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

                                       NUMBER OF SHARES OR
       COMMON STOCKS -- 79.16%          PRINCIPAL AMOUNT      VALUE
---------------------------------------------------------------------
AEROSPACE -- 1.45%
  AAR Corporation                               150          $  3,581
  Tristar Aerospace Company (a)                 460             3,220
                                                             --------
                                                                6,801
BUSINESS SERVICES -- 8.20%
  Charles River Associates Inc. (a)             600            13,125
  Labor Ready Inc. (a)                          440             8,663
  Maximus Inc. (a)                              450            16,650
                                                             --------
                                                               38,438
COMPUTER HARDWARE -- 2.64%
  National Computer Systems Inc.                335            12,395
COMPUTER SERVICES -- 3.69%
  Cymer Inc. (a)                                880            12,870
  Kronos Inc. (a)                               100             4,431
                                                             --------
                                                               17,301
COMPUTER SOFTWARE -- 8.88%
  Legato Systems Inc. (a)                       130             8,572
  Pervasive Software Inc. (a)                 1,065            20,501
  Verity Inc. (a)                               475            12,588
                                                             --------
                                                               41,661
CONSTRUCTION -- 0.30%
  Stolt Comex Seaway (ADR) (a)                  250             1,406
DRUGS & MEDICAL PRODUCTS -- 1.37%
  Geltex Pharmaceuticals Inc. (a)               285             6,448
ELECTRICAL EQUIPMENT -- 2.52%
  C & D Technologies                            430            11,825
ELECTRONICS -- 8.38%
  Barringer Technologies Inc. (a)             1,440            12,420
  Lernout & Hauspie Speech Products
    (a)                                         400            13,050
  Veeco Instruments Inc. (a)                    260            13,812
                                                             --------
                                                               39,282
FINANCE -- 5.53%
  Doral Financial Corporation                   350             7,744
  Hambrecht & Quist Group (a)                   540            12,251
  Raymond James Financial Inc.                  280             5,915
                                                             --------
                                                               25,910
MANUFACTURING -- 6.70%
  Astropower Inc. (a)                           840             8,085
  Candela Corporation (a)                       170               956
  Mueller Industries Inc. (a)                   240             4,875
  Trinity Industries Inc.                       155             5,968
  Varlen Corporation                            500            11,531
                                                             --------
                                                               31,415

                                       NUMBER OF SHARES OR
                                        PRINCIPAL AMOUNT      VALUE
                                       -------------------    -----
MEDICAL INSTRUMENTS -- 2.08%
  Theragenics Corporation (a)                   580          $  9,751
MEDICAL SERVICES -- 3.17%
  Maxxim Medical Inc. (a)                       500            14,875
OIL SERVICES -- 0.67%
  Atwood Oceanics Inc. (a)                      185             3,145
PHARMACEUTICALS -- 0.82%
  Jones Pharma Inc.                             105             3,833
RETAIL -- 1.23%
  Rush Enterprises Inc. (a)                     525             5,775
TECHNOLOGY -- 8.81%
  Applied Science & Technology Inc.
    (a)                                       1,220            12,505
  Catalytica Inc. (a)                           830            14,940
  Flir Systems Inc. (a)                         460            10,695
  Mecon Inc. (a)                                300             3,150
                                                             --------
                                                               41,290
TRANSPORTATION -- 12.72%
  Alaska Air Group Inc. (a)                     370            16,372
  Amtran Inc. (a)                               225             6,103
  Atlas Air Inc. (a)                            310            15,171
  Ryanair Holdings (ADR) (a)                    285            10,759
  Sea Containers Ltd. (Class A)                 375            11,227
                                                             --------
                                                               59,632
                                                             --------

TOTAL COMMON STOCKS
(IDENTIFIED COST $337,932)                                    371,183
---------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $337,932)                                   $371,183
OTHER ASSETS LESS LIABILITIES -- 20.84%                        97,701
                                                             --------
NET ASSETS 100%                                              $468,884
=====================================================================

(a) Non-income producing security.

(ADR) American Depository Receipt.

                See accompanying notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                         SMALL COMPANY VALUE PORTFOLIO

GABELLI ASSET MANAGEMENT COMPANY
RYE, NEW YORK

Investment Management

     Gabelli Asset Management Company, which manages more than $7.2 billion for institutional clients and whose normal investment minimum is $500,000, became manager of the portfolio on June 1, 1996.

Investment Objective

     The objective of the Small Company Value Portfolio is to seek maximum capital appreciation, primarily through investment in the equity securities of companies that have a market capitalization of no more than $1 billion.

Investment Philosophy

     Gabelli Asset Management Company's focus is on free cash flow, which it believes to be the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. Gabelli also looks at long-term earnings trends, and analyzes on and off balance sheet assets and liabilities. Gabelli wants to know everything and anything that will add or detract from its private market value estimates. Finally, Gabelli looks for a catalyst -- something happening in the company's industry or indigenous to the company itself that will reveal value.

1998 Performance Review

     Small company stocks had a lackluster year, especially when compared to the larger market indices. The last quarter of the year reversed the sharp correction seen in the third quarter. The best performers in this portfolio were media and communications companies. Price Communications, the cellular telephone company, rose 372 percent. Cable company Century Communications rose 225 percent. Its affiliate telephone company, Centennial Cellular, was acquired and resulted in a $200 million gain for Century. Data Broadcasting increased 218 percent for the year. The company plans an initial public offering of MarketWatch, its business news and data web site.

     The largest portfolio holding, Cablevision, rose 109 percent. Cablevision is one of the leading telecommunications and entertainment companies. Its businesses include cable in the core media markets of New York, Boston and Cleveland. It owns Madison Square Garden Properties, including the New York Knicks and Rangers.

     Portfolio challenges were industrial companies that derive a portion of their revenues from outside the U.S. These stocks were negatively impacted by the sluggishness of the Southeast Asian economy. Companies such as Aeroquip-Vickers, Flowserve, and Daniel Industries were poor performers, as were issues such as Pioneer Group, Watts Industries and TVX Gold.

                         GROWTH OF A $10,000 INVESTMENT
[ENTERPRISE ACCUMULATION TRUST GRAPH]

                                          SMALL COMPANY VALUE                             LIPPER SMALL CAP
                                               PORTFOLIO         RUSSELL 2000 INDEX*           INDEX
12/31/88                                         10000                  10000                  10000
12/31/89                                         11835                  11624                  12106
12/31/90                                         10680                   9356                  10438
12/31/91                                         15819                  13665                  15504
12/31/92                                         19219                  16180                  17238
12/31/93                                         22969                  19238                  20155
12/31/94                                         22973                  18888                  20058
12/31/95                                         25794                  24260                  26400
12/31/96                                         28686                  28261                  30193
12/31/97                                         41400                  34582                  34727
12/31/98                                         45379                  33697                  34432

                  Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                * The Russell 2000 Index is an unmanaged index. It includes reinvested dividends and excludes any transaction or holding charges. The Russell 2000 Index replaces the Russell 1000 Value Index as the broad-based comparison to the Small Company Value Portfolio as it more appropriately reflects the securities market in which the Portfolio invests. Lipper Inc. is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees. One cannot invest directly in an index.

                  During 1998, an investment in the above hypothetical shareholder account increased $3,908 compared to a decrease of $885 and an increase of $6,719 in the Russell 2000 Index and Russell 1000 Value Index, respectively.

Future Investment Strategy

     Gabelli believes the four legs supporting the stock market stool are low inflation, low interest rates, a powerful flow of funds and strong corporate profit growth. While the first three remain very positive, there are doubts about the fourth. Weak Asian markets and the ongoing international currency crisis could lead to problems in the Latin American currencies. Serious economic problems for the United States' Latin American trading partners would have a far greater impact on the American economy and corporate profits than did economic disruption in Southeast Asia.

     While the U.S. economy is starting to slow, it is still advancing at a respectable pace. If Latin America remains stable and the American consumer continues to spend, the U.S. economy may continue to expand, albeit at a slower pace than in recent years.

     Gabelli will continue find many true business bargains in the small-cap sector. These bargains present the opportunity for financially robust companies to continue to snap up other companies in their own and related industries due to necessity. For example, a telecommunications company that does not offer a full range of services (long distance and local telephone Internet access and transmission and home entertainment services) will likely have a very bleak future. This bodes well for the portfolio during the coming year.

     The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                         SMALL COMPANY VALUE PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

                                    NUMBER OF SHARES OR
     COMMON STOCKS -- 97.32%         PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------
ADVERTISING -- 1.59%
  BOWLIN Outdoor Advertising &
    Travel Center Inc. (a)                  50,000        $    256,250
  The Ackerley Group Inc.                  340,000           6,205,000
                                                          ------------
                                                             6,461,250
AEROSPACE -- 9.11%
  AAR Corporation                            8,500             202,938
  Aeroquip Vickers Inc.                    150,000           4,490,625
  Ametek Inc.                               70,000           1,561,875
  Coltec Industries Inc. (a)               170,000           3,315,000
  Curtiss-Wright Corporation                88,000           3,355,000
  Gencorp Inc.                             210,000           5,236,875
  Kaman Corporation (Class A)              105,000           1,686,562
  Moog Inc. (Class A) (a)                   40,000           1,565,000
  Sequa Corporation (Class A) (a)           70,000           4,191,250
  Sequa Corporation (Class B) (a)           40,500           2,976,750
  SPS Technologies Inc. (a)                150,000           8,493,750
                                                          ------------
                                                            37,075,625
AGGREGATE -- 0.38%
  Calmat Company                            50,000           1,543,750
APPAREL & TEXTILES -- 0.30%
  Carlyle Industries Inc. (a)              200,259             225,291
  Hartmarx Corporation (a)                 180,000           1,012,500
                                                          ------------
                                                             1,237,791
AUTOMOTIVE -- 8.50%
  A.O. Smith Corporation                    10,000             245,625
  Borg-Warner Automotive Inc.                8,000             446,500
  Clarcor Inc.                             230,000           4,600,000
  Federal Mogul Corporation                 27,000           1,606,500
  Lund International Holdings Inc.
    (a)                                     22,000             187,000
  Modine Manufacturing Company             248,000           8,990,000
  Navistar International
    Corporation Inc. (a)                    90,000           2,565,000
  Scheib Earl Inc. (a)                     225,000           1,237,500
  Standard Motor Products Inc.             231,500           5,613,875
  Superior Industries
    International Inc.                      65,000           1,807,812
  Tyler Corporation (a)                    175,000           1,071,875
  Wynns International Inc.                 280,000           6,195,000
                                                          ------------
                                                            34,566,687
BROADCASTING -- 8.71%
  Chris-Craft Industries Inc. (a)          160,000           7,710,000
  Echostar Communications
    Corporation (Class A) (a)               10,000             483,750
  Fisher Companies Inc.                     23,000           1,575,500
  Gray Communications Systems Inc.          86,000           1,574,875
  Gray Communications Systems Inc.
    (Class B)                              165,000           2,258,437
  Paxson Communications
    Corporation (a)                        220,000           2,021,250
  United Television Inc.                    55,000           6,325,000
  USA Networks Inc. (a)                    407,000          13,481,875
                                                          ------------
                                                            35,430,687
BUSINESS SERVICES -- 0.07%
  Nashua Corporation (a)                    22,000             292,875

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT        VALUE
                                    -------------------      -----
CABLE -- 7.84%
  AFC Cable Systems Inc. (a)                26,000        $    874,250
  Cablevision Systems Corporation
    (Class A) (a)                          400,000          20,075,000
  Century Communications
    Corporation (Class A) (a)              128,000           4,060,000
  Rogers Communications Inc.
    (Class B) (a)                          380,000           3,372,500
  TCI Satellite Entertainment Inc.
    (Class A) (a)                          150,000             215,625
  United International Holdings
    Inc. (Class A) (a)                      72,000           1,386,000
  United Video Satellite Group
    (Class A) (a)                           80,000           1,890,000
                                                          ------------
                                                            31,873,375
CHEMICALS -- 2.15%
  Church & Dwight Company Inc.              82,000           2,946,875
  Lawter International Inc.                275,000           3,196,875
  Sybron Chemicals Inc. (a)                193,000           2,605,500
                                                          ------------
                                                             8,749,250
COMPUTER HARDWARE -- 0.01%
  Cerion Technologies Inc. (a)              90,000              39,375
COMPUTER SERVICES -- 0.17%
  Checkfree Holdings Corporation
    (a)                                     30,000             701,250
CONSUMER DURABLES -- 0.67%
  Hussmann International Inc.              100,000           1,937,500
  Noel Group (a)                           135,000             151,875
  Oneida Ltd.                               43,000             636,938
                                                          ------------
                                                             2,726,313
CONSUMER PRODUCTS -- 0.29%
  American Safety Razor Company
    (a)                                     30,000             360,000
  ARC International Corporation
    (a)                                     30,000              46,875
  Mikasa Inc.                               62,000             790,500
                                                          ------------
                                                             1,197,375
CONSUMER SERVICES -- 0.95%
  Berlitz International Inc. (a)            58,000           1,682,000
  ITT Educational Services Inc.
    (a)                                     55,000           1,870,000
  N2K Inc. (a)                              23,000             300,438
                                                          ------------
                                                             3,852,438
ELECTRICAL EQUIPMENT -- 1.69%
  Ampco-Pittsburgh Corporation             130,000           1,413,750
  Oak Technology Inc. (a)                  150,000             525,000
  Thomas Industries Inc.                   220,000           4,317,500
  UCAR International Inc. (a)               35,000             623,437
                                                          ------------
                                                             6,879,687
ELECTRONICS -- 0.65%
  CTS Corporation                           55,000           2,392,500
  Power-One Inc. (a)                         7,000              49,000
  Watkins Johnson Co.                       10,000             203,750
                                                          ------------
                                                             2,645,250
ENERGY -- 0.18%
  Kaneb Services Inc. (a)                  180,000             731,250

                         ENTERPRISE ACCUMULATION TRUST
                  SMALL COMPANY VALUE PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT        VALUE
                                    -------------------      -----
ENTERTAINMENT & LEISURE -- 5.29%
  Ascent Entertainment Group Inc.
    (a)                                    142,000        $  1,047,250
  Bull Run Corporation (a)                 130,000             438,750
  Churchill Downs Inc.                      35,000           1,150,625
  Florida Panthers Holdings Inc.
    (a)                                     95,000             884,687
  Gaylord Entertainment Company            261,501           7,877,718
  GC Companies Inc. (a)                    180,000           7,492,500
  Grand Casinos Inc. (a)                    80,000             645,000
  Jackpot Enterprises Inc. (a)             212,000           2,000,750
                                                          ------------
                                                            21,537,280
FINANCE -- 0.79%
  Advest Group Inc.                          8,000             148,000
  Pioneer Group Inc.                       150,000           2,962,500
  Southwest Securities Group Inc.            5,000             100,625
                                                          ------------
                                                             3,211,125
FOOD & BEVERAGES &
  TOBACCO -- 5.78%
  Brunos Inc. (a)                           85,000              65,078
  Buenos Aires Embotelladora (ADR)
    (a) (d)                                 40,227                  --
  Celestial Seasonings Inc. (a)            227,000           6,313,437
  Chock Full o' Nuts Corporation
    (a)                                    295,000           1,843,750
  General Cigar Holdings Inc.
    (Class A) (a)                          205,000           1,780,938
  General Cigar Holdings Inc.
    (Class B) (a)                          190,000           1,650,625
  Ingles Markets Inc. (Class A)             80,000             875,000
  Pepsi Cola Puerto Rico Bottling
    Company (a)                            155,000             804,063
  Ralcorp Holdings Inc. (a)                 75,000           1,368,750
  Tootsie Roll Industries Inc.              95,000           3,716,875
  Whitman Corporation                      200,000           5,075,000
                                                          ------------
                                                            23,493,516
HOTELS & RESTAURANTS -- 1.12%
  Advantica Restaurant Group Inc.
    (a)                                     54,000             334,125
  Aztar Corporation (a)                    510,000           2,581,875
  Extended Stay America Inc. (a)            50,000             525,000
  Trump Hotels & Casino Resorts
    Inc. (a)                               300,000           1,125,000
                                                          ------------
                                                             4,566,000
INSURANCE -- 3.20%
  Argonaut Group Inc.                       95,000           2,327,500
  Danielson Holding Corporation
    (a)                                     25,000              89,062
  Liberty Corporation                      130,000           6,402,500
  Midland Company                          174,000           4,197,750
                                                          ------------
                                                            13,016,812

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT        VALUE
                                    -------------------      -----
MACHINERY -- 4.97%
  Baldwin Technology Company Inc.
    (Class A) (a)                          165,000        $    928,125
  Banner Aerospace Inc. (a)                 78,000             736,125
  Commercial Intertech Corporation          25,000             323,438
  Daniel Industries Inc.                    50,000             606,250
  Fairchild Corporation (Class A)
    (a)                                    110,000           1,732,500
  Flowserve Corporation                    132,000           2,186,250
  Franklin Electric Company Inc.            18,500           1,248,750
  Idex Corporation                          85,000           2,082,500
  Katy Industries Inc.                     160,000           2,810,000
  Kollmorgen Corporation                   140,000           2,135,000
  Nortek Inc. (a)                          100,000           2,762,500
  Paxar Corporation (a)                    185,000           1,653,437
  Standex International
    Corporation                             18,000             472,500
  Tennant Company                            7,000             280,875
  Watts Industries Inc. (Class A)           15,000             249,375
                                                          ------------
                                                            20,207,625
MANUFACTURING -- 3.46%
  Barnes Group Inc.                         27,000             793,125
  Belden Inc.                               25,000             529,687
  Bway Corporation (a)                       3,000              45,188
  Crane Company                             85,000           2,565,937
  Cuno Inc. (a)                             75,000           1,218,750
  Fedders Corporation (Class A)            385,000           2,021,250
  Fedders USA Inc.                         100,000             581,250
  Graco Inc.                                25,000             737,500
  Industrial Distribution Group
    Inc. (a)                                35,000             266,875
  Material Sciences Corporation
    (a)                                     70,000             595,000
  Oil Dri Corporation of America           120,000           1,800,000
  Park Ohio Holdings Corporation
    (a)                                    111,400           1,684,925
  Rawlings Sporting Goods Company
    Inc. (a)                                22,000             248,875
  Strattec Security Corporation
    (a)                                     33,000             990,000
                                                          ------------
                                                            14,078,362
METALS & MINING -- 0.61%
  Prime Resources Group Inc.                40,000             276,020
  TVX Gold Inc. (a)                        470,000             851,875
  WHX Corporation (a)                      135,000           1,358,438
                                                          ------------
                                                             2,486,333
MISC. FINANCIAL SERVICES -- 0.77%
  Data Broadcasting Corporation
    (a)                                    175,000           3,128,125
NEUTRACEUTICALS -- 0.28%
  Irwin Naturals/4Health Inc. (a)           40,000             190,000
  Weider Nutrition International
    Inc.                                   150,000             956,250
                                                          ------------
                                                             1,146,250
OIL SERVICES -- 0.12%
  BJ Services Company (a)                   30,000             468,750
PAPER PRODUCTS -- 0.45%
  Greif Brothers Corporation
    (Class A)                               63,000           1,838,813
PHARMACEUTICALS -- 2.76%
  Agribrands International Inc.
    (a)                                     15,000             450,000
  Carter Wallace Inc.                      260,000           5,102,500
  Ivax Corporation (a)                     405,000           5,037,187
  Twinlab Corporation (a)                   50,000             656,250
                                                          ------------
                                                            11,245,937

                         ENTERPRISE ACCUMULATION TRUST
                  SMALL COMPANY VALUE PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT        VALUE
                                    -------------------      -----
PRINTING & PUBLISHING -- 5.57%
  Belo A.H. Corporation (Class A)           30,000        $    598,125
  Lee Enterprises Inc.                      50,000           1,575,000
  McClatchy Company (Class A)               90,000           3,183,750
  Media General Inc. (Class A)             137,000           7,261,000
  Meredith Corporation                      40,000           1,515,000
  Penton Media Inc.                         20,000             405,000
  Price Communications Corporation
    (a)                                    300,000           3,881,250
  Pulitzer Publishing Company               30,000           2,598,750
  Thomas Nelson Inc.                        10,000             135,000
  Topps Company Inc. (a)                   300,000           1,500,000
                                                          ------------
                                                            22,652,875
REAL ESTATE -- 1.14%
  Catellus Development Corporation
    (a)                                    225,000           3,220,313
  Griffin Land & Nurseries Inc.
    (a)                                    110,000           1,402,500
                                                          ------------
                                                             4,622,813
RETAIL -- 3.14%
  Burlington Coat Factory
    Warehouse Corporation                  115,000           1,875,937
  Coldwater Creek Inc. (a)                  40,000             550,000
  Lillian Vernon Corporation               325,000           5,362,500
  Neiman Marcus Group Inc. (a)             180,000           4,488,750
  Phar Mor Inc. (a)                         65,000             495,625
                                                          ------------
                                                            12,772,812
SECURITY & INVESTIGATION
  SERVICES -- 2.54%
  Borg-Warner Security Corporation
    (a)                                     30,000             562,500
  Pittway Corporation (Class A)             78,000           2,578,875
  Rollins Inc.                             353,500           6,186,250
  Wackenhut Corporation (Class A)           40,000           1,017,500
                                                          ------------
                                                            10,345,125
TELECOMMUNICATIONS -- 8.40%
  Aerial Communications Inc. (a)           206,000           1,210,250
  Aliant Communications Inc.                10,000             408,750
  Associated Group Inc. (Class A)
    (a)                                     76,000           3,268,000
  Atlantic Tele-Network Inc.                15,000             135,938
  Cellullar Communications of
    Puerto Rico (a)                         98,000           1,813,000
  Centennial Cellular Corporation
    (Class A) (a)                          145,000           5,945,000
  Commonwealth Telephone
    Enterprises (Class B) (a)               54,833           1,727,239
  Commonwealth Telephone
    Enterprises Inc.                        24,077             806,580
  Communications Systems Inc.               22,000             259,875
  COMSAT Corporation                       175,000           6,300,000
  CoreComm Ltd. (a)                        108,000           1,701,000
  GST Telecommunications Inc. (a)          230,000           1,509,375
  RCN Corporation (a)                      123,000           2,175,562
  Rogers Cantel Mobile
    Communications Inc. (Class B)
    (a)                                     50,000             609,375
  Telephone and Data Systems Inc.          140,000           6,291,250
                                                          ------------
                                                            34,161,194

                                    NUMBER OF SHARES OR
                                     PRINCIPAL AMOUNT        VALUE
                                    -------------------      -----
TRANSPORTATION -- 2.49%
  GATX Corporation                         211,000        $  7,991,625
  Hudson General Corporation                30,500           1,921,500
  TransPro Inc.                             40,000             195,000
                                                          ------------
                                                            10,108,125
UTILITIES -- 0.95%
  Citizens Utilities Company
    (Class B) (a)                          392,925           3,192,516
  Eastern Enterprises                       15,000             656,250
                                                          ------------
                                                             3,848,766
WASTE MANAGEMENT -- 0.14%
  Envirosource Inc. (a)                    113,628             582,344
WIRELESS COMMUNICATIONS -- 0.09%
  Teligent Inc. (Class A) (a)               12,500             359,375
                                                          ------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $327,467,791)                             395,882,585
----------------------------------------------------------------------
U.S. TREASURY BILLS -- 1.38%
----------------------------------------------------------------------
    U.S. Treasury Bill     4.35%
    due 02/04/99                        $3,098,000           3,085,273
    U.S. Treasury Bill     4.54%
    due 01/21/99                         2,537,000           2,530,601
                                                          ------------
TOTAL U.S. TREASURY BILLS
(IDENTIFIED COST $5,615,874)                                 5,615,874
----------------------------------------------------------------------
REPURCHASE AGREEMENT -- 1.43%
----------------------------------------------------------------------
    State Street Bank & Trust
      Repurchase Agreement, 4.25%
      due 01/04/99
      Collateral: U.S. Treasury Note $5,580,000 5.75%,
      due 08/15/03
      Value $5,949,675                   5,830,000           5,830,000
                                                          ------------

TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $5,830,000)                                 5,830,000
----------------------------------------------------------------------

TOTAL INVESTMENTS
(IDENTIFIED COST $338,913,665)                            $407,328,459
OTHER ASSETS LESS LIABILITIES -- (0.13)%                      (527,340)
                                                          ------------
NET ASSETS 100%                                           $406,801,119
======================================================================

(a) Non-income producing security.
(d) Security is fair valued. Also includes 1,971,123 of rights valued at $0, expiring on 1/5/99.

(ADR) American Depository Receipt.

                See accompanying notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                         INTERNATIONAL GROWTH PORTFOLIO

BRINSON PARTNERS, INC.
CHICAGO, ILLINOIS

Investment Management

     Brinson Partners, Inc., is a global investment management firm with offices in Chicago, London and Tokyo. Brinson Partners manages approximately $163 billion for institutional clients, and its normal investment minimum is $25 million.

Investment Objective

     The objective of the International Growth Portfolio is to seek capital appreciation, primarily through a diversified portfolio of non-U.S. equity securities.

Investment Philosophy

     Brinson Partners believes that discrepancies exist between prices and fundamental values, both across and within the international equity markets. It takes advantage of these discrepancies by using a disciplined approach to measure fundamental value from the perspective of the long-term investor. This international equity strategy reflects the manager's decisions about the relative attractiveness of the asset class, the individual equity markets, currencies, the industries across and within those markets, other common risk factors within those markets, and individual international companies.

1998 Performance Review

     Returns for non-U.S. markets were enhanced by foreign currency strength. The notable exceptions were the Canadian dollar, as well as the Australian and New Zealand dollars, all of which weakened relative to the U.S. dollar. The Japanese yen strengthened sharply at the start of the fourth quarter, to end the year in positive territory relative to the U.S. dollar.

     With upturns in the markets through the fourth quarter, the majority of individual European markets ended the year with double-digit returns (in dollar-hedged terms): Finland (110.75 percent) and Belgium (59.07 percent) posted the strongest returns. Norway (-26.89 percent) and New Zealand (-16.22 percent) were the weakest performers, as were the Asian markets of Singapore (-7.43 percent), Hong Kong (-6.28 percent) and Japan (-3.84 percent).

     For the year, currency allocation and market allocation detracted from performance. The portfolio's overweight to the weak Australian and New Zealand dollar currencies, as well as the underweight of the yen, hurt performance. Security selection, particularly Japan stock selection, was a positive contributor to performance for the year. Strategic cash held in the portfolio detracted from performance in the first half of the year, otherwise market allocation decisions overall provided favorable results.

                         GROWTH OF A $10,000 INVESTMENT
ENTERPRISE ACCUMULATION TRUST INTERNATIONAL GROWTH PORTFOLIO PERFORMANCE GRAPH

                                          INTERNATIONAL GROWTH                          LIPPER INTERNATIONAL
                                               PORTFOLIO             EAFE INDEX*               INDEX*
11/30/94                                         10000                  10000                  10000
12/31/94                                         10041                  10063                   9867
12/31/95                                         11510                  11191                  10855
12/31/96                                         12967                  11868                  12422
12/31/97                                         13648                  12079                  13322
12/31/98                                         15672                  14495                  15009

                   Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                   * The EAFE Index is an unmanaged index that includes
                     reinvested dividends and excludes transaction or holding charges. Lipper Inc. is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees. One cannot invest directly in an index.

Future Investment Strategy

     Monetary union, privatization/restructuring/merger activity and increased capital flows have boosted European equity markets. Despite their excellent performance, European corporations are still early into their restructuring, with the potential for improving profitability ahead. Europe is the portfolio's largest overweight. Most Pacific markets continued to suffer consequences of the 1997 currency crisis. This situation has been aggravated in Japan by flawed macroeconomic policies, a largely insolvent financial sector and an unprofitable domestic corporate sector. The portfolio remains very underweight compared to Japan, Hong Kong and Singapore. In comparison, Australia and New Zealand have been unduly impacted by their geographic proximity to Asia and are attractively priced. The portfolio maintains overweight in these markets.

     Currency strategies within the portfolio at the end of the year remained similar to that of the market allocations. The only notable hedging strategies were the six percent underweight of the Japanese yen and a four percent underweight of the British pound sterling. The Hong Kong dollar was also underweight, such that there were no currency exposures to Hong Kong. Offsetting these positions were overweights in the Australian dollar and to a lesser degree, the New Zealand dollar.

     As with all international growth portfolios, the International Growth Portfolio carries additional risks associated with possibly less stable foreign securities and currencies, lack of uniform accounting standards and political instability.

     The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                         INTERNATIONAL GROWTH PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

     COMMON STOCKS, RIGHTS AND       NUMBER OF SHARES OR
        WARRANTS -- 96.43%            PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------
AUSTRALIA -- 5.03%
  Amcor Ltd.                                  22,800       $    97,423
  Brambles Industries Ltd.                    14,000           341,013
  Broken Hill Proprietary Company
    Ltd.                                      55,000           405,077
  CSR Ltd.                                    76,000           185,820
  David Jones Ltd.                           100,000           110,301
  Lend Lease Corporation Ltd.                 18,810           253,582
  National Australia Bank Ltd.                42,900           646,694
  News Corporation                            58,354           385,475
  Orica Ltd.                                  17,300            90,004
  Pacific Dunlop Ltd.                         67,300           108,874
  Qantas Airways Ltd.                         78,612           160,413
  QBE Insurance Group Ltd.                    39,559           163,627
  Rio Tinto Ltd.                              13,963           165,607
  Santos Ltd.                                 53,100           142,520
  Telstra Corporation Ltd.                   143,400           670,471
  Westpac Bank Corporation Ltd.               72,100           482,463
  WMC Ltd.                                    43,000           129,640
  Woolworths Ltd.                             23,500            80,009
                                                           -----------
                                                             4,619,013
BELGIUM -- 2.87%
  Electrabel                                   2,330         1,017,732
  Fortis                                       3,328         1,198,542
  Fortis (Wts)(a)                                128                 7
  KBC Bancassurance Holdings                   5,340           420,156
  KBC Bancassurance Holdings
    (Wts)(a)                                     130                 8
                                                           -----------
                                                             2,636,445
CANADA -- 1.86%
  Agrium Inc.                                  7,600            67,125
  Alcan Aluminum Ltd.                          4,300           116,748
  Bank Montreal                                2,600           104,953
  Canadian National Railway Company            2,600           135,656
  Canadian Pacific Ltd.                        7,800           146,712
  Extendicare Inc.                             6,000            34,151
  Hudson's Bay Company                         6,300            79,755
  Imasco Ltd.                                  4,200            89,853
  Imperial Oil Ltd.                            7,700           123,673
  Magna International Inc.                     1,100            68,656
  Newbridge Networks Corporation               3,100            94,511
  NOVA Chemicals Corporation                   5,242            68,590
  Potash Corporation Saskatchewan
    Inc.                                       1,000            64,442
  Royal Bank Canada                            3,100           155,253
  Seagram Ltd.                                 1,500            57,164
  Shaw Communications Inc. (Class
    B)                                         5,700           138,351
  Transcanada Pipelines Ltd.                   7,812           114,740
  Westcoast Energy Inc.                        2,300            45,895
                                                           -----------
                                                             1,706,228
DENMARK -- 0.58%
  Tele Danmark (Class B)                       3,920           529,089
FINLAND -- 2.57%
  Merita (Class A)                            60,900           384,581
  Nokia (Class A)                             12,200         1,483,428
  UPM-Kymmene                                 17,550           488,743
                                                           -----------
                                                             2,356,752
FRANCE -- 9.92%
  Air Liquide                                  3,131           574,007
  Alcatel Alsthom                              4,476           547,591
  AXA                                          4,060           588,195
  AXA (Wts)(a)                                 2,120             1,005
  Banque Nationale de Paris                    5,430           446,948

                                     NUMBER OF SHARES OR
                                      PRINCIPAL AMOUNT        VALUE
                                     -------------------   -----------
  Compagnie de Saint Gobain                    2,122       $   299,456
  Compagnie Financiere de Paribas              3,060           265,828
  Danone                                       1,200           343,409
  Dexia France                                 2,089           321,701
  Elf Aquitaine                                2,970           343,162
  France Telecom                               5,900           468,539
  Lagardere S.C.A                             13,580           576,865
  Michelin (CGDE) (Class B)                    5,645           225,659
  Pinault-Printemps-Redoute                    1,450           276,981
  Rhone-Poulenc                                8,486           436,518
  SEITA                                       11,550           723,037
  Societe Generale                             2,275           368,248
  Suez Lyonnaise Des Eaux                      3,144           645,558
  Thomson CSF                                 10,120           434,412
  Total (Class B)                              4,297           435,003
  Vivendi                                      3,029           785,557
                                                           -----------
                                                             9,107,679
GERMANY -- 11.03%
  Allianz                                      3,865         1,416,966
  Bayer                                       36,150         1,508,600
  DaimlerChrysler (a)                         11,088         1,094,429
  Deutsche Bank                                7,100           417,710
  Deutsche Telekom                            20,400           670,779
  Dresdner Bank                                9,650           405,316
  Hoechst                                     11,290           468,102
  Mannesmann                                   8,300           951,218
  SAP                                            800           345,614
  Siemens                                     17,650         1,138,471
  Veba                                        20,600         1,232,341
  Volkswagen                                   6,000           478,819
                                                           -----------
                                                            10,128,365
IRELAND -- 0.12%
  Smurfit (Jefferson) Group                   60,000           107,659
ITALY -- 4.20%
  Assicurazioni Generali                      19,694           821,849
  ENI                                        154,000         1,005,897
  ENI (ADR)                                    1,400            94,850
  La Rinascente                               52,000           534,482
  Montedison                                 313,580           416,286
  Sao Paolo Imi                               25,480           449,978
  Telecom Italia                                   2                17
  Telecom Italia - RNC                            11                69
  TIM                                         72,000           531,253
                                                           -----------
                                                             3,854,681
JAPAN -- 13.92%
  Acom Company                                 2,000           128,439
  Amada Company                               26,000           125,803
  Bridgestone Corporation                      6,000           136,134
  Canon Inc.                                  21,000           448,607
  Citizen Watch Company (a)                   24,000           144,361
  Dai Nippon Printing Company Ltd.            24,000           382,556
  Daiichi Pharmaceutical Company
    Ltd.                                      22,000           371,499
  Daikin Industries Ltd.                      27,000           267,492
  Daiwa House Industry Company Ltd.           13,000           138,337
  Denso Corporation                           22,000           406,723
  Fanuc Ltd. (a)                              10,800           369,713
  Fuji Photo Film Company                      5,000           185,759
  Fujitsu Ltd.                                16,000           213,003
  Honda Motor Company Ltd.                    12,000           393,808
  Hoya Corporation                             6,000           291,906
  Ito-Yokado Company Ltd.                     10,000           698,806
  Kaneka Corporation                          26,000           194,799
  Kao Corporation                              9,000           203,008
  Kirin Brewery Company Ltd.                  28,000           356,656
  Kokuyo Company Ltd.                          8,000           107,634

                         ENTERPRISE ACCUMULATION TRUST
                 INTERNATIONAL GROWTH PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

                                     NUMBER OF SHARES OR
                                      PRINCIPAL AMOUNT        VALUE
                                     -------------------   -----------
  Kuraray Company Ltd.                        32,000       $   352,977
  Marui Company Ltd.                          14,000           269,350
  Matsushita Electric Industrial
    Company Ltd.                              31,000           548,156
  NGK Insulators Ltd.                         42,000           541,300
  Nintendo Company Ltd.                        3,100           300,265
  Nippon Meat Packer Inc.                     17,000           273,684
  Omron Corporation                            8,000           109,544
  Sankyo Company Ltd.                         19,000           415,126
  Secom Company Ltd.                           6,000           496,771
  Sega Enterprises Ltd.                        3,000            66,475
  Sekisui House Ltd.                          24,000           253,693
  Shin-Etsu Chemical Company Ltd.              5,000           120,301
  Sony Corporation                             5,700           414,958
  Sumitomo Chemical Company Ltd.              30,000           116,762
  Sumitomo Electric Industries                21,000           236,099
  Takeda Chemical Industries                  16,000           615,657
  TDK Corporation                              5,000           456,878
  Tokio Marine & Fire Insurance
    Company Ltd.                              24,000           286,599
  Toray Industries Inc.                       66,000           344,449
  Toshiba Corporation                         61,000           363,140
  Toyota Motor Corporation                    18,000           488,810
  Yamato Transport Company Ltd.               10,000           139,761
                                                           -----------
                                                            12,775,798
MALAYSIA -- 0.04%
  Malayan Banking Berhad                       9,000            18,237
  Nestle (Malaysia) Berhad                     5,000            20,000
                                                           -----------
                                                                38,237
NETHERLANDS -- 7.11%
  ABN Amro Holdings                           18,951           398,448
  Elsevier                                    36,800           515,165
  Heineken                                    12,850           772,901
  ING Group                                   21,799         1,328,571
  KPN                                         24,519         1,226,798
  Royal Dutch Petroleum Company               33,000         1,642,359
  Unilever                                     7,480           639,027
                                                           -----------
                                                             6,523,269
NEW ZEALAND -- 1.95%
  Auckland International Airport
    Ltd. (a)                                  52,900            73,766
  Brierley Investments Ltd.                  428,400            96,933
  Carter Holt Harvey Ltd.                    157,900           141,249
  Fletcher Challenge Building
    Division                                  51,950            80,096
  Fletcher Challenge Energy
    Division                                  63,650           120,575
  Fletcher Challenge Paper Division          122,000            81,530
  Lion Nathan Ltd.                            70,200           178,418
  Telecom Corporation of New
    Zealand Ltd.                             217,500           944,209
  Telecom Corporation of New
    Zealand Ltd. (ADR)                         2,000            71,375
                                                           -----------
                                                             1,788,151
NORWAY -- 0.30%
  Norsk Hydro                                  3,600           121,761
  Norske Skogindustrier                        5,100           149,003
                                                           -----------
                                                               270,764
SINGAPORE -- 0.71%
  Singapore Press Holdings Ltd.               35,938           391,814
  United Overseas Bank Ltd.                   41,000           263,234
                                                           -----------
                                                               655,048
SPAIN -- 1.84%
  Banco Popular Espanol                        6,258           471,155
  Empresa Nacionale Electricidade             33,405           883,780

                                     NUMBER OF SHARES OR
                                      PRINCIPAL AMOUNT        VALUE
                                     -------------------   -----------
  Telefonica                                   7,266       $   322,604
  Telefonica (Rts)                             7,266             6,442
                                                           -----------
                                                             1,683,981
SWEDEN -- 3.88%
  Astra (Class A)                             24,750           504,151
  Electrolux (Series B)                       37,060           636,307
  Ericsson LM (Class B)                       22,430           532,812
  Investor (Class B)                           8,710           392,362
  Nordbanken Holding                          43,520           278,535
  Skandia Forsakrings                         40,560           619,023
  Svenska Handelsbanken (Class A)              4,200           176,792
  Swedish Match                              116,950           424,629
                                                           -----------
                                                             3,564,611
SWITZERLAND -- 7.16%
  Credit Suisse Group                            594            92,968
  Julius Baer Holdings Ltd. (Class
    B)                                            79           262,528
  Nestle                                         718         1,562,801
  Novartis                                     1,039         2,042,149
  Roche Holdings                                  99         1,207,862
  Schweizerische Ruckversicherungs-
    Gesellschaft                                 253           659,528
  Swisscom (a)                                 1,783           746,324
                                                           -----------
                                                             6,574,160
UNITED KINGDOM -- 21.35%
  Allied Zurich(a)                            57,100           858,065
  Barclays                                    30,000           650,440
  Billiton                                    25,000            49,842
  BOC Group                                   32,000           458,814
  Booker                                      49,000            50,881
  Boots Company                               35,000           598,355
  British American Tobacco (a)                27,100           238,628
  British Petroleum Company                   74,299         1,106,029
  British Steel                              289,000           438,133
  Cable & Wireless                            20,000           244,559
  Charter                                     54,357           298,020
  Coats Viyella                              230,900           103,577
  Diageo                                      37,942           420,772
  Fairview Holdings (a)                       31,750            46,947
  FKI                                        217,500           484,217
  Garban                                       2,400             9,131
  General Electric Company                    82,900           750,631
  Glaxo Wellcome                              40,700         1,401,070
  Greenalls Group                             39,000           207,667
  Hanson                                      71,650           570,200
  Hillsdown Holdings                          63,500            79,125
  House of Fraser                            101,000            88,935
  Lloyds TSB Group                           111,264         1,584,204
  Marks & Spencer                            127,000           873,534
  Mirror Group                               107,000           267,100
  National Westminster Bank                   24,700           478,078
  Nycomed Amersham                            48,000           330,952
  Peninsular and Oriental Steam
    Navigation Company                        23,500           277,986
  Prudential Corporation                      84,000         1,281,380
  Reed International                          46,000           365,310
  Rio Tinto                                   37,100           431,467
  RJB Mining                                  81,000           104,968
  Royal & Sun Alliance Insurance
    Group                                     31,738           258,376
  Sainsbury J.                                23,000           186,094
  Scottish and Southern Energy                72,400           816,139
  Smithkline Beecham                          62,000           859,275
  Terranova Foods (a)                         31,750            58,025
  TESCO                                      219,000           636,734
  Thames Water                                25,583           493,043

                         ENTERPRISE ACCUMULATION TRUST
                 INTERNATIONAL GROWTH PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

                                     NUMBER OF SHARES OR
                                      PRINCIPAL AMOUNT        VALUE
                                     -------------------   -----------
  Thames Water (Class B)(a)                   29,000       $    35,172
  United News & Media                         24,000           208,540
  Vodafone Group                              19,570           317,984
  Williams                                    33,461           191,238
  Yorkshire Water                             43,000           392,922
                                                           -----------
                                                            19,602,559
                                                           -----------
TOTAL COMMON STOCKS, RIGHTS AND WARRANTS
(IDENTIFIED COST $78,005,029)                               88,522,489
----------------------------------------------------------------------
           PREFERRED ORDINARY STOCK -- 0.18%
----------------------------------------------------------------------
AUSTRALIA -- 0.18%
    News Corporation                          26,987           164,214
                                                           -----------

TOTAL PREFERRED ORDINARY STOCK
(IDENTIFIED COST $116,399)                                     164,214
----------------------------------------------------------------------

                                     NUMBER OF SHARES OR
     COMMERCIAL PAPER -- 2.32%        PRINCIPAL AMOUNT        VALUE
----------------------------------------------------------------------
    Parker-Hannifin Corporation
      5.05% due 01/04/99                 $ 2,126,000       $ 2,125,105
                                                           -----------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $2,125,105)                                 2,125,105
----------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $80,246,533)                              $90,811,808
OTHER ASSETS LESS LIABILITIES -- 1.07%                         982,408
                                                           -----------
NET ASSETS 100%                                            $91,794,216
======================================================================

(a) Non-income producing security.
(Rts) Rights.
(Wts) Warrants.

ADR American Depository Receipt.

                See accompanying notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                           HIGH-YIELD BOND PORTFOLIO

CAYWOOD-SCHOLL CAPITAL MANAGEMENT
SAN DIEGO, CALIFORNIA

Investment Management

     Caywood-Scholl manages approximately $973 million for institutional clients, and its normal investment minimum is $1 million.

Investment Objective

     The objective of the High-Yield Bond Portfolio is to seek maximum current income, primarily from debt securities that are rated Ba or lower by Moody's Investors Service or BB or lower by Standard & Poor's.

Investment Philosophy

     Caywood-Scholl's investment philosophy of seeking relative value and avoiding risk is credit research-driven. The discipline of credit research facilitates the informed use of a variety of lower-rated securities in aggressive fixed income investing.

1998 Performance Review

     The predominant theme in 1998 was volatility. After advancing more than four percent during the first quarter, the high-yield market was derailed by both global and domestic events; including spreading "Asian contagion," a Russian default, the Long Term Capital Management bailout, deflating commodities, and the impeachment process of the U.S. President. Whereas risk had been in vogue with most investors for much of the 1990s, risk was abruptly out of fashion. As a result, the high-yield market underperformed the Treasury market.

     Despite the lackluster performance it should be noted that the high-yield market had a record year in terms of new issuance and mutual fund inflows. The market has grown to more than $550 billion. The scope of institutional investors involved in the market has increased, as has the number of market makers.

                         GROWTH OF A $10,000 INVESTMENT
ENTERPRISE ACCUMULATION TRUST HIGH-YIELD BOND PERFORMANCE PORTFOLIO GRAPH

                                            HIGH-YIELD BOND                              LIPPER HIGH-YIELD
                                               PORTFOLIO           LEHMAN BB INDEX*            INDEX*
11/30/94                                         10000                  10000                  10000
12/31/94                                         10111                  10079                  10025
12/31/95                                         11788                  12280                  11767
12/31/96                                         13314                  13376                  13296
12/31/97                                         15095                  15066                  15047
12/31/98                                         15638                  15839                  15035

                   Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                   * The Lehman BB Index is an unmanaged index that includes reinvested interest and excludes transaction and holding charges. Lipper Inc. is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees. One cannot invest directly in an index.

Future Investment Strategy

     Looking ahead to 1999, Caywood-Scholl believes that the valuation in the high-yield market is still very attractive. With most economists predicting domestic growth in the neighborhood of two percent, the portfolio manager does not expect a meaningful increase in credit risk. The domestic bank sector is healthy and should remain supportive to leveraged companies. A robust stock market is always a positive for high-yield issuers, giving them an alternative source of capital. Lastly, given the growth of the market and the general improvement of the quality of issuers, it is easy to have a positive outlook on the market.

     The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                           HIGH-YIELD BOND PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

  CORPORATE BONDS, CONVERTIBLE
      SECURITIES, COMMON &        NUMBER OF SHARES OR
   PREFERRED STOCKS -- 87.96%      PRINCIPAL AMOUNT        VALUE
--------------------------------------------------------------------
AEROSPACE -- 1.27%
  BE Aerospace Inc.
    9.50% due 11/01/08                $  250,000        $    264,375
  BE Aerospace Inc. (Series B)
    8.00% due 03/01/08                   400,000             392,000
  Coltec Industries Inc.
    7.50% due 04/15/08                   600,000             633,750
                                                        ------------
                                                           1,290,125
AUTOMOTIVE -- 0.87%
  Sonic Automotive Inc. (Series
    B) 11.00% due 08/01/08               600,000             581,250
  United Auto Group Inc. (Series
    B),
    11.00% due 07/15/07                  350,000             307,125
                                                        ------------
                                                             888,375
BANKING -- 1.88%
  Bay View Capital Corporation
    9.125% due 08/15/07                  650,000             627,250
  DVI Inc.
    9.875% due 02/01/04                  200,000             192,000
  Imperial Credit Industries
    Inc. (Series B),
    9.875% due 01/15/07                  550,000             426,250
  Western Financial Savings Bank
    Orange California,
    8.50% due 07/01/03                   750,000             664,687
                                                        ------------
                                                           1,910,187
BROADCASTING -- 5.13%
  Allbritton Communications
    Company (Series B),
    8.875% due 02/01/08                  700,000             708,750
  Chancellor Media Corporation
    9.00% due 10/01/08                   750,000             795,000
  Chancellor Media Corporation
    (Series B),
    8.125% due 12/15/07                  500,000             496,250
  Fox Family Worldwide Inc.
    9.25% due 11/01/07                   600,000             592,500
  Fox Family Worldwide Inc.
    0% due 11/01/07 (c)                  750,000             477,187
  Fox/Liberty Networks LLC
    0% due 08/15/07 (c)                1,600,000           1,080,000
  Rogers Communications Inc.
    8.875% due 07/15/07                  500,000             515,000
  Rogers Communications Inc.
    9.125% due 01/15/06                  200,000             208,000
  Sinclair Broadcast Group Inc.
    8.75% due 12/15/07                   350,000             352,625
                                                        ------------
                                                           5,225,312
BUILDING & CONSTRUCTION -- 4.47%
  American Standard Inc.
    7.375% due 02/01/08                1,600,000           1,618,000
  Building Materials Corporation
    America (Series B),
    7.75% due 07/15/05                   400,000             395,000
  Building Materials Corporation
    America (Series B),
    8.00% due 10/15/07                   400,000             383,000
  International Comfort Products
    (Series B),
    8.625% due 05/15/08                  500,000             500,000
  Nortek Inc.
    8.875% due 08/01/08                  400,000             406,000


                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT        VALUE
                                   ----------------        -----
  Nortek Inc. (Series B)
    9.125% due 09/01/07               $  700,000        $    719,250
  Republic Group Inc.
    9.50% due 07/15/08                   550,000             536,250
                                                        ------------
                                                           4,557,500
BUSINESS SERVICES -- 1.26%
  CEX Holdings Inc.
    9.625% due 06/01/08                  600,000             547,500
  United Rentals Inc.
    8.80% due 08/15/08                   750,000             733,125
                                                        ------------
                                                           1,280,625
CABLE -- 3.25%
  Adelphia Communications
    Corporation (Series B),
    9.25% due 10/01/02                   100,000             105,875
  Adelphia Communications
    Corporation (Series B),
    10.50% due 07/15/04                  850,000             928,625
  Century Communications
    Corporation,
    9.50% due 03/01/05                   400,000             445,000
  Century Communications
    Corporation (Series B),
    Zero Coupon due 01/15/08             850,000             432,438
  CSC Holdings Inc.
    7.875% due 12/15/07                  350,000             369,201
  Lenfest Communications Inc.
    7.625% due 02/15/08                  300,000             311,625
  Mediacom LLC/Mediacom Capital
    Corporation (Series B),
    8.50% due 04/15/08                   550,000             561,687
  TCI Satellite Entertainment
    Inc.
    0% due 02/15/07 (c)                  800,000             159,000
                                                        ------------
                                                           3,313,451
CHEMICALS -- 1.18%
  Huntsman Corporation 9.50% due
    07/01/07                             300,000             300,000
  Huntsman Polymers Corporation
    11.75% due 12/01/04                  250,000             272,500
  PCI Chemicals Canada Inc.
    9.25% due 10/15/07                   350,000             282,188
  Pioneer Americas Acquisition
    Corporation (Series B),
    9.25% due 06/15/07                   450,000             349,875
                                                        ------------
                                                           1,204,563
COMMUNICATIONS -- 6.01%
  Globalstar LP/Capital
    11.375% due 02/15/04                 950,000             710,125
  Globalstar LP/Capital
    10.75% due 11/01/04                  150,000             107,625
  Globalstar LP/Capital
    11.50% due 06/01/05               $  250,000             186,875
  Globalstar Telecommunications
    (Wts)(a)                                 450              10,150
  Iridium Capital Corporation
    (Series A)
    13.00% due 07/15/05               $  550,000             504,625
  Iridium Capital Corporation
    (Series B),
    14.00% due 07/15/05               $  800,000             763,000
  Iridium World Communications
    (Wts)(a)                                 450              56,250

                         ENTERPRISE ACCUMULATION TRUST
                    HIGH-YIELD BOND PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998


                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT        VALUE
                                   ----------------        -----
  Level 3 Communications Inc.
    0% due 12/01/08 (c)               $  700,000        $    408,625
  Level 3 Communications Inc.
    9.125% due 05/01/08               $1,000,000             992,500
  Loral Space & Communication
    Ltd. (Wts)(a)                            600               4,994
  Loral Space & Communication
    Ltd.
    0% due 01/15/07 (c)               $1,100,000             705,375
  Qwest Communications
    International Inc.,
    7.25% due 11/01/08                   500,000             511,250
  Qwest Communications
    International Inc.,
    7.50% due 11/01/08                   750,000             782,812
  Qwest Communications
    International Inc. (Series
    B),
    0% due 02/01/08 (c)                  500,000             375,625
                                                        ------------
                                                           6,119,831
CONSUMER PRODUCTS -- 3.45%
  Boyds Collection Ltd.
    9.00% due 05/15/08                   300,000             306,375
  Chattem Inc. (Series B)
    8.875% due 04/01/08                1,000,000           1,025,000
  Corning Consumer Products
    Company (Series B),
    9.625% due 05/01/08                  500,000             358,750
  French Fragrances Inc. (Series
    B),
    10.375% due 05/15/07                 350,000             348,688
  Revlon Consumer Products
    Corporation,
    8.625% due 02/01/08                  350,000             321,125
  Samsonite Corporation
    10.75% due 06/15/08                  550,000             466,125
  Sealy Mattress Company (Series
    B),
    0% due 12/15/07 (c)                1,150,000             688,562
                                                        ------------
                                                           3,514,625
CONTAINERS/PACKAGING -- 4.84%
  Buckeye Cellulose Corporation
    8.50% due 12/15/05                   550,000             569,250
  Huntsman Packaging Corporation
    9.125% due 10/01/07                  600,000             595,500
  Owens Illinois Inc.
    7.35% due 05/15/08                 1,600,000           1,639,296
  Owens Illinois Inc.
    8.10% due 05/15/07                   550,000             589,220
  Printpack Inc. (Series B)
    9.875% due 08/15/04                  500,000             511,250
  Printpack Inc. (Series B)
    10.625% due 08/15/06                 250,000             244,375
  Stone Container Corporation
    10.75% due 10/01/02                  200,000             207,750
  United States Can Corporation
    (Series B)
    10.125% due 10/15/06                 550,000             578,188
                                                        ------------
                                                           4,934,829


                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT        VALUE
                                   ----------------        -----
CRUDE & PETROLEUM -- 0.96%
  Clark Refining & Marketing
    Inc.
    8.875% due 11/15/07               $  250,000        $    231,563
  Trizec Hahn Corporation
    (Series B),
    10.875% due 12/01/05                 800,000             750,000
                                                        ------------
                                                             981,563
ELECTRONICS -- 0.46%
  Axiohm Transaction Solutions
    9.75% due 10/01/07                   500,000             465,000
ENERGY -- 0.95%
  Cogentrix Energy Inc.
    8.75% due 10/15/08                   150,000             161,250
  Nuevo Energy Company (Series
    B)
    8.875% due 06/01/08                  300,000             284,250
  Ocean Energy Inc. (Series B)
    8.375% due 07/01/08                  550,000             521,125
                                                        ------------
                                                             966,625
ENTERTAINMENT & LEISURE -- 0.19%
  AMF Bowling Inc.
    Zero Coupon due 05/12/18           1,550,000             197,625
FOOD & BEVERAGES & TOBACCO -- 2.15%
  NBTY Inc. (Series B)
    8.625% due 09/15/07                  800,000             785,000
  Purina Mills Inc.
    9.00% due 03/15/10                   450,000             462,375
  RJR Nabisco Inc.
    8.75% due 07/15/07                   150,000             163,245
  Seagram Joseph E. & Sons Inc.
    6.80% due 12/15/08                   500,000             499,795
  Twin Laboratories Inc.
    10.25% due 05/15/06                  260,000             277,550
                                                        ------------
                                                           2,187,965
GAMING -- 1.96%
  Circus Circus Enterprises Inc.
    9.25% due 12/01/05                   750,000             765,937
  Empress Entertainment Inc.
    8.125% due 07/01/06                  550,000             551,375
  Mirage Resorts Inc.
    6.75% due 08/01/07                   200,000             193,308
  Trump Atlantic City Associates
    11.25% due 05/01/06                  550,000             482,625
                                                        ------------
                                                           1,993,245
HEALTH CARE -- 5.75%
  Columbia HCA Healthcare
    Corporation,
    7.00% due 07/01/07                   500,000             475,735
  Dade International Inc.
    (Series B), 11.125% due
    05/01/06                             350,000             388,062
  Fisher Scientific
    International Inc.,
    9.00% due 02/01/08                $1,200,000           1,197,000
  Fresenius Medical Care Capital
    Trust (Preferred Security)               250             263,125
  Hudson Respiratory Care Inc.
    9.125% due 04/15/08               $  350,000             286,125
  Magellan Health Services Inc.
    9.00% due 02/15/08                   400,000             357,000
  Maxxim Medical Inc.
    10.50% due 08/01/06                  650,000             698,750

                         ENTERPRISE ACCUMULATION TRUST
                    HIGH-YIELD BOND PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998


                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT        VALUE
                                   ----------------        -----
  Pharmerica Inc.
    8.375% due 04/01/08               $  400,000        $    359,000
  PHP Healthcare Corporation
    6.50% due 12/15/02 (b)               550,000               5,500
  Quest Diagnostics Inc.
    10.75% due 12/15/06                  600,000             663,750
  Tenet Healthcare Corporation
    6.00% due 12/01/05                   700,000             633,500
  Tenet Healthcare Corporation
    8.125% due 12/01/08                  300,000             310,038
  Vencor Operating Inc.
    9.875% due 05/01/05                  250,000             216,875
                                                        ------------
                                                           5,854,460
HOTELS & RESTAURANTS -- 3.64%
  AFC Enterprises Inc.
    10.25% due 05/15/07                  550,000             573,375
  Apple South Inc.
    9.75% due 06/01/06                   150,000             142,500
  Felcor Suites LP
    7.625% due 10/01/07                  250,000             229,535
  Foodmaker Corporation (Series
    B) 9.75% due 11/01/03                250,000             262,629
  Foodmaker Inc.
    8.375% due 04/15/08                  700,000             702,625
  Hammon John Q. Hotels
    8.875% due 02/15/04                  250,000             228,125
  HMH Properties Inc. (Series A)
    7.875% due 08/01/05                1,000,000             983,750
  Perkins Family Restaurant
    (Series B), 10.125% due
    12/15/07                             550,000             586,437
                                                        ------------
                                                           3,708,976
MACHINERY -- 0.76%
  Columbus McKinnon Corporation
    8.50% due 04/01/08                   500,000             471,250
  Navistar International
    Corporation (Series B) 8.00%
    due 02/01/08                         300,000             304,875
                                                        ------------
                                                             776,125
MEDICAL SERVICES -- 0.68%
  Rural/Metro Corporation
    7.875% due 03/15/08                  750,000             688,125
METALS & MINING -- 2.00%
  AK Steel Corporation
    9.125% due 12/15/06                  450,000             469,125
  Kaiser Aluminum & Chemical
    Corporation (Series D),
    10.875% due 10/15/06                 250,000             251,875
  Metals USA Inc.
    8.625% due 02/15/08                  250,000             226,563
  Oregon Steel Mills Inc.
    11.00% due 06/15/03                  250,000             257,812
  WCI Steel Inc. (Series B)
    10.00% due 12/01/04                  700,000             696,500
  WHX Corporation
    10.50% due 04/15/05                  150,000             137,625
                                                        ------------
                                                           2,039,500
PAPER & FOREST PRODUCTS -- 0.37%
  SD Warren Company (Series B)
    12.00% due 12/15/04                  350,000             381,500


                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT        VALUE
                                   ----------------        -----
PHARMACEUTICALS -- 1.10%
  Biovail Corporation
    International New
    10.875% due 11/15/05              $1,100,000        $  1,116,500
PRINTING & PUBLISHING -- 0.96%
  Nebraska Book Company Inc.
    8.75% due 02/15/08                   650,000             618,313
  Von Hoffmann Press Inc.
    10.875% due 05/15/07                 350,000             359,625
                                                        ------------
                                                             977,938
REAL ESTATE -- 0.55%
  Crown Castle International
    Corporation
    0% due 11/15/07 (c)                  800,000             555,000
RETAIL -- 7.11%
  Charming Shoppes Inc.
    7.50% due 07/15/06                   350,000             319,375
  Cole National Group Inc.
    8.625% due 08/15/07                  850,000             839,375
  Jitney Jungle Stores America
    Inc.,
    10.375% due 09/15/07                 500,000             515,000
  Meyer Fred Inc.
    7.45% due 03/01/08                 1,650,000           1,782,115
  Michaels Stores Inc.
    6.75% due 01/15/03 (c)               550,000             479,875
  Nine West Group Inc.
    5.50% due 07/15/03                   150,000             117,375
  Randalls Food Markets Inc.
    (Series B), 9.375% due
    07/01/07                             800,000             858,000
  Saks Inc.
    7.50% due 12/01/10                   400,000             403,634
  Saks Inc.
    8.25% due 11/15/08                 1,800,000           1,927,026
                                                        ------------
                                                           7,241,775
TELECOMMUNICATIONS -- 15.83%
  21st Century Telecom Group
    Inc.,
    0% due 02/15/08 (c)                  850,000             357,000
  CCPR Services Inc.
    10.00% due 02/01/07                  650,000             625,625
  Comcast Cellular Holdings Inc.
    (Series B), 9.50% due
    05/01/07                           1,550,000           1,650,750
  E. Spire Communications Inc.,
    0% due 11/01/05 (c)               $  800,000             604,248
  E. Spire Communications Inc.
    (Wts)(a)                                 300               7,203
  Firstworld Communications
    Inc.,
    0% due 04/15/08 (c)               $  300,000              89,625
  Firstworld Communications Inc.
    (Wts) (a)                                300                  --
  Flag Ltd.
    8.25% due 01/30/08                $  400,000             394,000
  ICG Holdings Inc.
    0% due 05/01/06 (c)                  900,000             666,000
  ICG Services Inc.
    0% due 02/15/08 (c)                  250,000             133,438
  ICO Global Communication
    15.00% due 08/01/05                  250,000             187,500
  Intermedia Communications Inc.
    8.50% due 01/15/08                   400,000             383,000
  Intermedia Communications Inc.
    0% due 07/15/07 (c)                  250,000             174,688

                         ENTERPRISE ACCUMULATION TRUST
                    HIGH-YIELD BOND PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998


                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT        VALUE
                                   ----------------        -----
  McLeodUSA Inc.
    0% due 03/01/07 (c)               $  650,000        $    496,437
  Metromedia Fiber Network Inc.
    10.00% due 11/15/08                  350,000             361,813
  Metronet Communications
    Corporation,
    12.00% due 08/15/07                  100,000             111,250
  Metronet Communications
    Corporation,
    0% due 11/01/07 (c)               $1,250,000             766,562
  Metronet Communications
    Corporation (Wts)(a)                     100               5,315
  Nextel Communications Inc.
    0% due 09/15/07 (c)               $1,300,000             836,875
  Nextel Communications Inc.
    0% due 10/31/07 (c)                  900,000             545,375
  Nextlink Communications Inc.
    10.75% due 11/15/08                  750,000             768,750
  Nextlink Communications Inc.
    0% due 04/15/08 (c)                1,200,000             685,500
  Orange
    8.00% due 08/01/08                $1,250,000           1,253,125
  Pagemart Nationwide Inc.                   875               8,750
  Pathnet Inc.
    12.25% due 04/15/08               $  250,000             174,375
  Pathnet Inc. (Wts.)(a)                     250                  --
  RCN Corporation
    0% due 10/15/07 (c)               $  900,000             525,375
  RCN Corporation (Series B)
    0% due 02/15/08 (c)                  700,000             377,125
  Rogers Cantel Inc.
    8.80% due 10/01/07                   850,000             855,312
  Sprint Spectrum LP
    0% due 08/15/06 (c)                2,000,000           1,817,500
  Teligent Inc. (Series B)
    0% due 03/01/08 (c)                  200,000              97,750
  Winstar Communications Inc.
    10.00% due 03/15/08                  600,000             514,500
  Winstar Equipment Corporation
    12.50% due 03/15/04                  650,000             654,875
                                                        ------------
                                                          16,129,641
TEXTILES -- 3.71%
  Phillips Van Heusen
    Corporation
    9.50% due 05/01/08                   900,000             901,125
  Pillowtex Corporation (Series
    B)
    9.00% due 12/15/07                   350,000             363,125
  Polymer Group Inc. (Series B)
    8.75% due 03/01/08                   250,000             244,375
  Polymer Group Inc. (Series B)
    9.00% due 07/01/07                   500,000             493,750
  Westpoint Stevens Inc.
    7.875% due 06/15/08                1,200,000           1,230,000
  William Carter Company (Series
    A),
    10.375% due 12/01/06                 500,000             545,625
                                                        ------------
                                                           3,778,000
TRANSPORTATION -- 0.60%
  Eletson Holdings Inc.
    9.25% due 11/15/03                   300,000             294,750
  TBS Shipping International
    Ltd.
    10.00% due 05/01/05                  550,000             317,625
                                                        ------------
                                                             612,375


                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT        VALUE
                                   ----------------        -----
UTILITIES -- 3.23%
  Calenergy Inc.
    7.52% due 09/15/08                $1,200,000        $  1,257,420
  Calenergy Inc.
    7.63% due 10/15/07                   100,000             106,513
  Ferrellgas Partners LP (Series
    B),
    9.375% due 06/15/06                  300,000             300,750
  Midland Funding Corporation
    (Series C-94),
    10.33% due 07/23/02                  103,826             111,484
  Niagara Mohawk Power
    Corporation (Series G),
    7.75% due 10/01/08                 1,400,000           1,515,822
                                                        ------------
                                                           3,291,989
WASTE MANAGEMENT -- 1.39%
  Allied Waste North America
    7.625% due 01/01/06                  700,000             708,750
  Allied Waste North America
    7.875% due 01/01/09                  700,000             709,625
                                                        ------------
                                                           1,418,375
                                                        ------------

TOTAL CORPORATE BONDS, CONVERTIBLE SECURITIES, COMMON & PREFERRED
STOCKS
(IDENTIFIED COST $92,476,611)                             89,601,725
--------------------------------------------------------------------
FOREIGN BONDS -- 6.02%
--------------------------------------------------------------------
APPAREL & TEXTILES -- 0.21%
  Reliance Industries Ltd.
    8.25% due 01/15/27                   250,000             209,465
BASIC INDUSTRIES -- 0.98%
  Cemex 12.75% due 07/15/06              900,000           1,003,500
BROADCASTING -- 1.14%
  Grupo Televisa
    11.875% due 05/15/06                 350,000             350,000
  Grupo Televisa (Series A)
    11.375% due 05/15/03                 300,000             297,000
  Satelites Mexicanos
    10.125% due 11/01/04                 650,000             518,375
                                                        ------------
                                                           1,165,375
CABLE -- 0.36%
  Kabelmedia Holding
    0% due 08/01/06 (c)                  450,000             369,000
CAPITAL GOODS &
  SERVICES -- 0.36%
  Cemex International Capital
    Inc.
    9.66% due 12/29/49                   400,000             365,000
CONGLOMERATES -- 0.24%
  Hutchison Whampoa Finance Ltd.
    6.95% due 08/01/07                   250,000             244,010
CONTAINERS/PACKAGING -- 0.40%
  Viacap
    11.375% due 05/15/07                 450,000             405,000
ENERGY -- 0.22%
  Petroleos Mexicanos 8.85% due
    09/15/07                             250,000             225,625

                         ENTERPRISE ACCUMULATION TRUST
                    HIGH-YIELD BOND PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998


                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT        VALUE
                                   ----------------        -----
GOVERNMENT BOND -- 1.47%
  Republic of Argentina Global
    11.00% due 10/09/06               $  500,000        $    496,250
  Republic of Turkey
    10.00% due 09/19/07                  200,000             181,678
  Russian Federation
    10.00% due 06/26/07                  200,000              54,500
  United Mexican States
    8.625% due 03/12/08                  550,000             514,250
  United Mexican States
    9.875% due 01/15/07                  250,000             248,125
                                                        ------------
                                                           1,494,803
PAPER & FOREST PRODUCTS -- 0.35%
  Indah Kiat Finance Mauritius
    Ltd.,
    10.00% due 07/01/07                  250,000             131,562
  Indah Kiat International
    Finance Co. (Series B),
    11.875% due 06/15/02                 100,000              70,911
  Pindo Deli Finance Mauritius
    Ltd.,
    10.75% due 10/01/07                  300,000             159,750
                                                        ------------
                                                             362,223
TRANSPORTATION -- 0.29%
  TFM
    10.25% due 06/15/07                  150,000             125,625
  Transportacion Maritima
    10.00% due 11/15/06                  200,000             165,500
                                                        ------------
                                                             291,125
                                                        ------------

TOTAL FOREIGN BONDS
(IDENTIFIED COST $6,935,803)                               6,135,126
--------------------------------------------------------------------

U.S. TREASURY BONDS -- 0.28%
--------------------------------------------------------------------
  U.S. Treasury Bond
    6.375% due 08/15/27                  250,000             286,746
                                                        ------------

TOTAL U.S. TREASURY BONDS
(IDENTIFIED COST $257,857)                                   286,746
--------------------------------------------------------------------


                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT        VALUE
                                   ----------------        -----
U.S. TREASURY NOTES -- 1.78%
--------------------------------------------------------------------
  U.S. Treasury Note
    4.50% due 09/30/00                $  500,000        $    499,145
  U.S. Treasury Note
    4.75% due 11/15/08                   250,000             251,788
  U.S. Treasury Note
    5.50% due 02/15/08                 1,000,000           1,059,590
                                                        ------------

TOTAL U.S. TREASURY NOTES
(IDENTIFIED COST $1,743,989)                               1,810,523
--------------------------------------------------------------------
REPURCHASE AGREEMENT -- 2.15%
--------------------------------------------------------------------
  State Street Bank & Trust
    Repurchase Agreement, 3.25%
    due 01/04/99
  Collateral: U.S. Treasury Note
    $2,180,000 5.50% due
    03/31/00 Value $2,229,050          2,185,000           2,185,000
                                                        ------------

TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $2,185,000)                               2,185,000
--------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $103,599,260)                          $100,019,120
OTHER ASSETS LESS LIABILITIES -- 1.81%                     1,845,834
                                                        ------------
NET ASSETS 100%                                         $101,864,954
====================================================================

(a) Non-income producing security.
(b) In bankruptcy. Portfolio has ceased accrual of interest.
(c) Step bond - coupon increases periodically based upon a predetermined schedule.

(Wts) Warrants.

                See accompanying notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                               MANAGED PORTFOLIO

OPCAP ADVISORS, INC.
NEW YORK, NEW YORK

Investment Management

     OpCap Advisors, a wholly owned subsidiary of Oppenheimer Capital, became portfolio manager to the Managed Portfolio on October 1, 1994. Oppenheimer Capital manages approximately $62 billion for institutional clients, and its normal investment minimum is $20 million.

Investment Objective

     The objective of the Managed Portfolio is to seek growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on the manager's assessment of relative investment values.

Investment Philosophy

     OpCap's investment process seeks to take advantage of opportunities in all market sectors by shifting the investment mix among stocks, bonds and money market instruments. The focus of the investment process is to identify quality companies that are undervalued in the market. The average annual return on equity of these companies is in excess of the average return on equity of the companies in the S&P 500 Index, while the average price-to-earnings ratio of these companies is significantly below the price-to-earnings ratio for those companies. This combination of high returns on equity and low security valuations helps preserve capital in down markets and provides opportunity for investment profit over time.

1998 Performance Review

     1998 was not an especially good year for the portfolio. It trailed the S&P 500 Index because of two main factors: the minimal holdings of technology issues, many of which had large gains in 1998, and the poor performance of certain of the portfolio's investments, including Citigroup, Inc., and Boeing Co. Other major holdings of the portfolio, including its three largest holdings -- McDonald's Corp., Time Warner Inc. and Federal Home Loan Mortgage Corp. (Freddie Mac) -- rose strongly.

     While the portfolio's 1998 results did not live up to expectations, OpCap remains dedicated to the continued delivery of excellent results over time. OpCap focuses on individual companies and tries to understand where their businesses are going over the next several years, not on where the stock market is heading in the next six months. Simply stated, OpCap wants to invest in superior businesses that are underpriced in the stock market. A superior business is one that is extremely well-managed, earns high returns on capital, has a dominant competitive position to protect those returns and uses the free cash flow resulting from those returns to create shareholder value, such as through astute acquisitions or share repurchases.

                         GROWTH OF A $10,000 INVESTMENT
ENTERPRISE ACCUMULATION TRUST MANAGED PORTFOLIO PERFORMANCE GRAPH

                                           MANAGED PORTFOLIO        S&P 500 INDEX*      LIPPER FLEXIBLE INDEX
12/31/88                                         10000                  10000                   10000
12/31/89                                         13253                  13169                   11724
12/31/90                                         12774                  12759                   11834
12/31/91                                         18648                  16647                   15023
12/31/92                                         22125                  17916                   15874
12/31/93                                         24423                  19722                   17895
12/31/94                                         25050                  19982                   17416
12/31/95                                         36797                  27491                   21526
12/31/96                                         45434                  33803                   24561
12/31/97                                         56565                  45080                   29042
12/31/98                                         61059                  57959                   33839

                 Enterprise performance numbers do not include variable account expenses. Remember that historic performance does not predict future performance. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                * The S&P 500 Index is an unmanaged index that includes 500 companies that tend to be leaders in important industries within the U.S. economy. It includes reinvested dividends and excludes any transactions or holding charges. Lipper Inc. is an independent reporting service that measures the performance of most mutual funds. The performance results reflect an unmanaged index and are net of all expenses other than sales charges and redemption fees. One cannot invest directly in an index.

Future Investment Strategy

     OpCap expects U.S. and international economic growth to slow in 1999, and the portfolio is positioned to perform well in this environment. The portfolio owns very few cyclical stocks that would be hurt by economic weakness. New investments in the fourth quarter were AlliedSignal Inc., a diversified technology and manufacturing company; News Corporation Ltd., a global media and communications company; and US West Inc., which provides telecommunications services in the western and midwestern United States. OpCap believes each should deliver strong business results in 1999.

     US West Inc. exemplifies the portfolio manager's philosophy of owning quality companies with excellent prospects. It has been investing in new technologies and businesses, and those investments should begin to pay off with higher earnings. This includes the company's new wired-wireless service, the first of its kind in the United States. The service allows customers to have a single number for their wired and wireless phones.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

                         ENTERPRISE ACCUMULATION TRUST
                               MANAGED PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

                                  NUMBER OF SHARES OR
    COMMON STOCKS -- 82.76%        PRINCIPAL AMOUNT         VALUE
----------------------------------------------------------------------
AEROSPACE -- 3.30%
  AlliedSignal Inc.                       314,200       $   13,922,988
  Boeing Company                        2,341,700           76,397,962
                                                        --------------
                                                            90,320,950
BANKING -- 9.13%
  BankBoston Corporation                1,800,000           70,087,500
  M & T Bank Corporation                  116,000           60,196,750
  Wells Fargo & Company                 3,000,000          119,812,500
                                                        --------------
                                                           250,096,750
BROADCASTING -- 8.18%
  News Corporation Ltd. (ADR)           2,400,000           59,250,000
  Time Warner Inc.                      2,654,800          164,763,525
                                                        --------------
                                                           224,013,525
CHEMICALS -- 7.15%
  Dow Chemical Company                    500,000           45,468,750
  Du Pont (E. I.) De Nemours &
    Company                             1,900,000          100,818,750
  Hercules Inc.                           350,000            9,581,250
  Monsanto Company                        840,900           39,942,750
                                                        --------------
                                                           195,811,500
COMPUTER SOFTWARE -- 1.40%
  Computer Associates
    International Inc.                    900,000           38,362,500
CONGLOMERATES -- 4.90%
  Minnesota Mining &
    Manufacturing Company               1,050,000           74,681,250
  Tenneco Inc.                            636,500           21,680,781
  Textron Inc.                            500,000           37,968,750
                                                        --------------
                                                           134,330,781
CONSUMER PRODUCTS -- 1.50%
  Mattel Inc.                           1,800,000           41,062,500
DRUGS & MEDICAL
  PRODUCTS -- 0.59%
  Becton, Dickinson & Company             375,000           16,007,813
ELECTRICAL EQUIPMENT -- 0.07%
  Varian Associates Inc.                   50,000            1,893,750
FOOD & BEVERAGES & TOBACCO -- 7.09%
  Diageo (ADR)                          2,351,000          108,733,750
  Philip Morris Companies Inc.          1,600,000           85,600,000
                                                        --------------
                                                           194,333,750
HOTELS & RESTAURANTS -- 6.19%
  McDonald's Corporation                2,213,600          169,617,100
INSURANCE -- 6.23%
  ACE Ltd.                              1,800,000           61,987,500
  EXEL Ltd. (Class A)                   1,450,000          108,750,000
                                                        --------------
                                                           170,737,500
MACHINERY -- 1.97%
  Caterpillar Inc.                      1,173,000           53,958,000
MANUFACTURING -- 2.99%
  Avery Dennison Corporation               50,000            2,253,125
  ITT Industries Inc.                   2,000,000           79,500,000
                                                        --------------
                                                            81,753,125
MISC. FINANCIAL
  SERVICES -- 10.16%
  Citigroup Inc.                        2,562,500          126,843,750
  Freddie Mac                           2,352,000          151,557,000
                                                        --------------
                                                           278,400,750
PAPER & FOREST PRODUCTS -- 1.92%
  Champion International
    Corporation                         1,300,000           52,650,000

                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT         VALUE
                                  -------------------       -----
PRINTING & PUBLISHING -- 2.32%
  Donnelley R.R. & Sons Company         1,400,000       $   61,337,500
  Reed International (ADR)                 66,600            2,097,900
                                                        --------------
                                                            63,435,400
REAL ESTATE -- 0.80%
  Security Capital Group Inc.
    (Class A)(a)                           33,156           21,882,718
TELECOMMUNICATIONS -- 5.02%
  Sprint Corporation                      875,000           73,609,375
  Tele-Communications TCI
    Ventures Group A(a)                   178,300            4,201,194
  U S West Inc.                           924,400           59,739,350
                                                        --------------
                                                           137,549,919
TRANSPORTATION -- 1.85%
  UAL Corporation(a)                      850,000           50,734,375
                                                        --------------

TOTAL COMMON STOCKS
(IDENTIFIED COST $1,712,616,441)                         2,266,952,706
----------------------------------------------------------------------

U.S. TREASURY BONDS -- 2.29%
----------------------------------------------------------------------
  U.S. Treasury Bond 5.50% due
    08/15/28                          $50,000,000           52,375,000
  U.S. Treasury Bond 6.25% due
    08/15/23                            9,300,000           10,403,910
                                                        --------------
TOTAL U.S. TREASURY BONDS
(IDENTIFIED COST $62,079,732 )                              62,778,910
----------------------------------------------------------------------
U.S. TREASURY NOTES -- 2.10%
----------------------------------------------------------------------
  U.S. Treasury Note 5.625% due
    05/15/08                           50,000,000           53,357,500
  U.S. Treasury Note 7.875% due
    08/15/01                            3,952,500            4,264,590
                                                        --------------

TOTAL U.S. TREASURY NOTES
(IDENTIFIED COST $57,390,758 )                              57,622,090
----------------------------------------------------------------------
COMMERCIAL PAPER -- 11.29%
----------------------------------------------------------------------
  American Express Credit
    Corporation, 4.90% due
    02/01/99                           50,000,000           49,789,028
  Chevron Oil Finance Company
    5.30% due 01/11/99                 25,000,000           24,963,195
  Deere (John) Capital
    Corporation 5.28% due
    01/06/99                           50,000,000           49,963,333
  Ford Motor Credit Company
    5.17% due 01/11/99                 50,000,000           49,928,194
  General Electric Capital
    Corporation, 5.31% due
    01/20/99                           30,000,000           29,915,925
  Household Finance Corporation
    5.25% due 01/25/99                 50,000,000           49,825,000
  IBM Credit Corporation 5.17%
    due 01/19/99                       25,000,000           24,935,375
  Norwest Corporation
    5.46% due 01/20/99                 30,000,000           29,913,550
                                                        --------------
TOTAL COMMERCIAL PAPER
(IDENTIFIED COST $309,233,600)                             309,233,600
----------------------------------------------------------------------

                         ENTERPRISE ACCUMULATION TRUST
                        MANAGED PORTFOLIO -- (CONTINUED)
                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1998

                                  NUMBER OF SHARES OR
                                   PRINCIPAL AMOUNT         VALUE
                                  -------------------       -----
Repurchase Agreement -- 1.54%
----------------------------------------------------------------------
  State Street Bank & Trust
    Repurchase Agreement, 4.25%
    due 01/04/99 Collateral:
    U.S. Treasury Note
    $41,745,000 5.38% due
    01/31/00 Value $42,945,169        $42,100,000       $   42,100,000
                                                        --------------
TOTAL REPURCHASE AGREEMENT
(IDENTIFIED COST $42,100,000)                               42,100,000
----------------------------------------------------------------------
TOTAL INVESTMENTS
(IDENTIFIED COST $2,183,420,531)                        $2,738,687,306
OTHER ASSETS LESS LIABILITIES -- 0.02%                         617,602
                                                        --------------
NET ASSETS 100%                                         $2,739,304,908
======================================================================

(a) Non-income producing security.
(ADR) American Depository Receipt.

                See accompanying notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998

                                                                                 GROWTH AND
                                                                GROWTH             INCOME               EQUITY
                                                              PORTFOLIO           PORTFOLIO           PORTFOLIO
                                                              ----------       ---------------       ------------
                          ASSETS:
Investments, at value.......................................  $1,428,708          $350,543           $621,435,949
Foreign currency at value (cost -- $1,066,771)..............          --                --                     --
Receivable for investments sold.............................          --                --              2,690,127
Receivable for fund shares sold.............................     181,185            30,227              1,274,663
Dividends receivable........................................         443               154                549,261
Interest receivable.........................................          --                --                  2,535
Due from investment adviser.................................      15,176            15,350                     --
Forward currency contracts receivable, (net)................          --                --                     --
Cash and other assets.......................................     779,759           196,943                 10,646
                                                              ----------          --------           ------------
          Total assets......................................   2,405,271           593,217            625,963,181
                                                              ----------          --------           ------------
                        LIABILITIES:
Payable for investments purchased...........................     450,241            44,443              3,940,809
Payable for fund shares redeemed............................          11                --                150,725
Investment advisory fees payable............................         471               193                399,598
Accrued expenses and other liabilities......................      11,093            11,093                134,393
                                                              ----------          --------           ------------
          Total liabilities.................................     461,816            55,729              4,625,525
                                                              ----------          --------           ------------
               NET ASSETS...................................  $1,943,455          $537,488           $621,337,656
                                                              ==========          ========           ============
NET ASSETS:
Paid-in capital.............................................  $1,895,379          $525,897           $436,161,098
Accumulated undistributed net investment income (loss)......          --                --              8,195,597
Accumulated undistributed net realized gain (loss) on
  investments and futures...................................         (98)              222             43,605,919
Net unrealized appreciation (depreciation) on investments
  and translation of foreign currency denominated amounts...      48,174            11,369            133,375,042
                                                              ----------          --------           ------------
               NET ASSETS...................................  $1,943,455          $537,488           $621,337,656
                                                              ==========          ========           ============
Fund shares outstanding.....................................     369,068           105,213             16,876,144
                                                              ----------          --------           ------------
Net asset value per share...................................       $5.27             $5.11                 $36.82
                                                              ==========          ========           ============
INVESTMENTS AT COST.........................................  $1,380,534          $339,174           $488,060,907

                See accompanying notes to financial statements.

                      CAPITAL      SMALL COMPANY   SMALL COMPANY   INTERNATIONAL    HIGH-YIELD
    EQUITY INCOME   APPRECIATION      GROWTH           VALUE          GROWTH           BOND          MANAGED
      PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
    -------------   ------------   -------------   -------------   -------------   ------------   --------------
      $370,256        $309,478       $371,183      $407,328,459     $90,811,808    $100,019,120   $2,738,687,306
            --              --             --                --       1,073,739              --               --
            --              --          4,281                --          20,512              --        2,237,452
        38,390          16,975         24,712           634,652          69,673          53,170        1,949,191
           204              85             35           193,732         180,921              --        2,027,500
            --              --             --               688              --       2,004,943        1,745,968
        15,357          15,293         15,324                --              --              --               --
            --              --             --                --          24,013              --               --
       192,435         223,161        101,539             6,527           7,638           5,483           38,989
      --------        --------       --------      ------------     -----------    ------------   --------------
       616,642         564,992        517,074       408,164,058      92,188,304     102,082,716    2,746,686,406
      --------        --------       --------      ------------     -----------    ------------   --------------
       140,419          42,455         36,832           809,102          73,244              --        4,029,575
            --               4              7           164,660         161,423         129,076        1,121,955
           176             184            258           261,720          63,858          51,171        1,648,533
        11,093          11,093         11,093           127,457          95,563          37,515          581,435
      --------        --------       --------      ------------     -----------    ------------   --------------
       151,688          53,736         48,190         1,362,939         394,088         217,762        7,381,498
      --------        --------       --------      ------------     -----------    ------------   --------------
      $464,954        $511,256       $468,884      $406,801,119     $91,794,216    $101,864,954   $2,739,304,908
      ========        ========       ========      ============     ===========    ============   ==============
      $458,455        $473,316       $436,486      $309,669,798     $79,987,666    $104,373,784   $1,750,711,005
           127              --             --         2,269,065         893,147              --       46,304,556
            --            (228)          (853)       26,447,462         311,385       1,071,310      387,022,572
         6,372          38,168         33,251        68,414,794      10,602,018      (3,580,140)     555,266,775
      --------        --------       --------      ------------     -----------    ------------   --------------
      $464,954        $511,256       $468,884      $406,801,119     $91,794,216    $101,864,954   $2,739,304,908
      ========        ========       ========      ============     ===========    ============   ==============
        91,297          91,747         85,863        14,868,174      13,620,192      18,966,191       67,529,015
      --------        --------       --------      ------------     -----------    ------------   --------------
         $5.09           $5.57          $5.46            $27.36           $6.74           $5.37           $40.56
      ========        ========       ========      ============     ===========    ============   ==============
      $363,884        $271,310       $337,932      $338,913,665     $80,246,533    $103,599,260   $2,183,420,531

                See accompanying notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1998

                                                                                  GROWTH
                                                               GROWTH           AND INCOME           EQUITY
                                                              PORTFOLIO         PORTFOLIO           PORTFOLIO
                                                              ---------         ----------         -----------
                                                               12/1/98-          12/1/98-
                                                               12/31/98          12/31/98
INVESTMENT INCOME:
     Dividends..............................................  $    453           $    154          $ 8,187,846*
     Interest...............................................       110                 --            4,792,576
                                                              --------           --------          -----------
          Total income......................................       563                154           12,980,422
                                                              --------           --------          -----------
EXPENSES:
     Investment advisory fees...............................       471                193            4,523,391
     Custodian and fund accounting fees.....................     3,000              3,000               94,088
     Reports and notices to shareholders....................       100                100              102,352
     Trustees' fees and expenses............................     1,500              1,500               19,547
     Audit and legal fees...................................    10,727             10,727               23,630
     Miscellaneous..........................................       100                100               21,720
                                                              --------           --------          -----------
          Total expenses....................................    15,898             15,620            4,784,728
       Less: Expense reimbursement..........................   (15,176)           (15,350)                  --
                                                              --------           --------          -----------
       Total expenses, net of expense reimbursement.........       722                270            4,784,728
                                                              --------           --------          -----------
            NET INVESTMENT INCOME (LOSS)....................      (159)              (116)           8,195,694
                                                              --------           --------          -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET:
     Net realized gain (loss) on investments................       (98)               338           43,607,008
     Net realized gain (loss) on foreign currency
      transactions..........................................        --                 --                   --
                                                              --------           --------          -----------
     Net realized gain (loss) on investments................       (98)               338           43,607,008
     Net change in unrealized gain (loss) on investments and
      translation of foreign currencies denominated
      amounts...............................................    48,174             11,369           (4,143,581)
                                                              --------           --------          -----------
          Net realized and unrealized gain (loss) on
             investments....................................    48,076             11,707           39,463,427
                                                              --------           --------          -----------
          NET INCREASE IN NET ASSETS RESULTING FROM
             OPERATIONS.....................................  $ 47,917           $ 11,591          $47,659,121
                                                              ========           ========          ===========

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

* Net of foreign taxes withheld of $45,718, $232,521 and $58,025, respectively.

     EQUITY       CAPITAL      SMALL COMPANY   SMALL COMPANY   INTERNATIONAL   HIGH-YIELD
     INCOME     APPRECIATION      GROWTH           VALUE          GROWTH          BOND          MANAGED
    PORTFOLIO    PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
    ---------   ------------   -------------   -------------   -------------   -----------   -------------
     12/1/98-      12/1/98-         12/1/98-
     12/31/98      12/31/98         12/31/98
    $    373    $        85      $     35       $ 4,494,858     $ 1,757,194*   $    22,500   $  46,489,051*
          --             --            --         1,199,190         184,133      7,715,490      21,036,122
    --------    -----------      --------       -----------     -----------    -----------   -------------
         373             85            35         5,694,048       1,941,327      7,737,990      67,525,173
    --------    -----------      --------       -----------     -----------    -----------   -------------
         176            184           259         3,204,761         730,659        520,951      20,174,424
       3,000          3,000         3,000            94,321         272,773         58,521         372,890
         100            100           100            75,568          13,138         16,884         428,526
       1,500          1,500         1,500            17,073          13,766         13,458          51,737
      10,727         10,727        10,727            18,736          11,540         11,502          77,660
         100            100           100            14,463           3,545          2,814         115,349
    --------    -----------      --------       -----------     -----------    -----------   -------------
      15,603         15,611        15,686         3,424,922       1,045,421        624,130      21,220,586
     (15,357)       (15,292)      (15,324)               --              --             --              --
    --------    -----------      --------       -----------     -----------    -----------   -------------
         246            319           362         3,424,922       1,045,421        624,130      21,220,586
    --------    -----------      --------       -----------     -----------    -----------   -------------
         127           (234)         (327)        2,269,126         895,906      7,113,860      46,304,587
    --------    -----------      --------       -----------     -----------    -----------   -------------
          --           (227)         (853)       25,594,861       4,537,009      1,083,292     393,346,265
          --             --            --                --      (3,674,765)            --              --
    --------    -----------      --------       -----------     -----------    -----------   -------------
          --           (227)         (853)       25,594,861         862,244      1,083,292     393,346,265
       6,372         38,168        33,251         1,607,587       8,976,597     (5,550,240)   (253,453,784)
    --------    -----------      --------       -----------     -----------    -----------   -------------
       6,372         37,941        32,398        27,202,448       9,838,841     (4,466,948)    139,892,481
    --------    -----------      --------       -----------     -----------    -----------   -------------
    $  6,499    $    37,707      $ 32,071       $29,471,574     $10,734,747    $ 2,646,912   $ 186,197,068
    ========    ===========      ========       ===========     ===========    ===========   =============

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------

                         ENTERPRISE ACCUMULATION TRUST

                      STATEMENTS OF CHANGES IN NET ASSETS

                               DECEMBER 31, 1998

                                                                  GROWTH AND
                                          GROWTH PORTFOLIO     INCOME PORTFOLIO
                                          -----------------    -----------------
                                           FOR THE PERIOD       FOR THE PERIOD                 EQUITY PORTFOLIO
                                          DECEMBER 1, 1998     DECEMBER 1, 1998     --------------------------------------
                                               THROUGH              THROUGH            YEAR ENDED           YEAR ENDED
                                          DECEMBER 31, 1998    DECEMBER 31, 1998    DECEMBER 31, 1998    DECEMBER 31, 1997
                                          -----------------    -----------------    -----------------    -----------------
OPERATIONS:
  Net investment income (loss)..........     $     (159)           $   (116)          $   8,195,694        $  5,906,243
  Net realized gain (loss) on
     investments........................            (98)                338              43,607,008          21,596,989
  Net realized loss on futures..........             --                  --                      --                  --
  Net change in unrealized gain (loss)
     on investments.....................         48,174              11,369              (4,143,581)         66,581,351
                                             ----------            --------           -------------        ------------
     Net increase in net assets
       resulting from operations........         47,917              11,591              47,659,121          94,084,583
                                             ----------            --------           -------------        ------------
DIVIDENDS AND DISTRIBUTIONS TO
  SHAREHOLDERS:
  Net investment income.................             --                  --              (5,906,264)         (4,530,879)
  Net realized gains....................             --                  --             (21,596,997)        (12,619,248)
                                             ----------            --------           -------------        ------------
       Total dividends and distributions
          to shareholders...............             --                  --             (27,503,261)        (17,150,127)
                                             ----------            --------           -------------        ------------
FUND SHARE TRANSACTIONS:
  Net proceeds from sales...............      1,906,210             525,993             259,368,662         194,805,120
  Reinvestment of dividends and
     distributions......................             --                  --              27,503,261          17,150,127
  Cost of shares redeemed...............        (10,672)                (96)           (203,493,446)        (85,993,316)
                                             ----------            --------           -------------        ------------
     Net increase in net assets from
       fund share transactions..........      1,895,538             525,897              83,378,477         125,961,931
                                             ----------            --------           -------------        ------------
       Total increase in net assets.....      1,943,455             537,488             103,534,337         202,896,387
NET ASSETS:
  Beginning of year.....................             --                  --             517,803,319         314,906,932
                                             ----------            --------           -------------        ------------
  End of year...........................     $1,943,455            $537,488           $ 621,337,656        $517,803,319
                                             ==========            ========           =============        ============
SHARES ISSUED AND REDEEMED:
  Issued................................        371,167             105,232               7,038,795           6,024,088
  Issued in reinvestment of dividends
     and distributions..................             --                  --                 749,816             488,747
  Redeemed..............................         (2,099)                (19)             (5,670,766)         (2,666,560)
                                             ----------            --------           -------------        ------------
     Net increase.......................        369,068             105,213               2,117,845           3,846,275
                                             ==========            ========           =============        ============

                See accompanying notes to financial statements.

      EQUITY INCOME      CAPITAL APPRECIATION      SMALL COMPANY
        PORTFOLIO             PORTFOLIO          GROWTH PORTFOLIO
    -----------------    --------------------    -----------------
     FOR THE PERIOD         FOR THE PERIOD        FOR THE PERIOD          SMALL COMPANY VALUE PORTFOLIO
    DECEMBER 1, 1998       DECEMBER 1, 1998      DECEMBER 1, 1998     --------------------------------------
         THROUGH               THROUGH                THROUGH            YEAR ENDED           YEAR ENDED
    DECEMBER 31, 1998     DECEMBER 31, 1998      DECEMBER 31, 1998    DECEMBER 31, 1998    DECEMBER 31, 1997
    -----------------    --------------------    -----------------    -----------------    -----------------
        $    127               $   (234)             $   (327)          $   2,269,126        $    564,870
              --                   (227)                 (853)             25,594,861          25,509,856
              --                     --                    --                      --                  --
           6,372                 38,168                33,251               1,607,587          68,857,605
        --------               --------              --------           -------------        ------------
           6,499                 37,707                32,071              29,471,574          94,932,331
        --------               --------              --------           -------------        ------------
              --                     --                    --              (1,050,835)         (1,934,367)
              --                     --                    --             (24,299,778)        (29,120,607)
        --------               --------              --------           -------------        ------------
              --                     --                    --             (25,350,613)        (31,054,974)
        --------               --------              --------           -------------        ------------
         458,517                473,649               436,953             176,919,909         125,153,914
              --                     --                    --              25,350,613          31,054,974
             (62)                  (100)                 (140)           (164,856,185)        (47,524,243)
        --------               --------              --------           -------------        ------------
         458,455                473,549               436,813              37,414,337         108,684,645
        --------               --------              --------           -------------        ------------
         464,954                511,256               468,884              41,535,298         172,562,002
              --                     --                    --             365,265,821         192,703,819
        --------               --------              --------           -------------        ------------
        $464,954               $511,256              $468,884           $ 406,801,119        $365,265,821
        ========               ========              ========           =============        ============
          91,309                 91,765                85,890               6,367,246           4,898,620
              --                     --                    --                 967,950           1,163,108
             (12)                   (18)                  (27)             (6,146,963)         (1,911,458)
        --------               --------              --------           -------------        ------------
          91,297                 91,747                85,863               1,188,233           4,150,270
        ========               ========              ========           =============        ============

                See accompanying notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                      STATEMENTS OF CHANGES IN NET ASSETS

                           INTERNATIONAL GROWTH PORTFOLIO     HIGH-YIELD BOND PORTFOLIO           MANAGED PORTFOLIO
                           -------------------------------   ---------------------------   -------------------------------
                             YEAR ENDED       YEAR ENDED      YEAR ENDED     YEAR ENDED      YEAR ENDED       YEAR ENDED
                            DECEMBER 31,     DECEMBER 31,    DECEMBER 31,   DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                1998             1997            1998           1997            1998             1997
                           --------------   --------------   ------------   ------------   --------------   --------------
OPERATIONS:
  Net investment income
     (loss)..............   $    895,906     $    952,492    $  7,113,860   $  4,219,431   $   46,304,587   $   26,677,682
  Net realized gain
     (loss) on
     investments.........        862,244        3,093,961       1,083,292      1,426,942      393,346,265      183,271,808
  Net realized loss on
     futures.............             --               --              --        (40,672)              --               --
  Net change in
     unrealized gain
     (loss) on
     investments.........      8,976,597       (1,712,233)     (5,550,240)       876,263     (253,453,784)     286,998,102
                            ------------     ------------    ------------   ------------   --------------   --------------
     Net increase in net
       assets resulting
       from operations...     10,734,747        2,334,220       2,646,912      6,481,964      186,197,068      496,947,592
                            ------------     ------------    ------------   ------------   --------------   --------------
DIVIDENDS AND
  DISTRIBUTIONS TO
  SHAREHOLDERS:
  Net investment
     income..............       (956,997)        (469,566)     (7,113,860)    (4,578,453)     (26,677,507)     (34,358,125)
  Net realized gains.....     (3,458,658)      (1,839,878)     (1,380,937)            --     (189,572,424)     (86,729,089)
                            ------------     ------------    ------------   ------------   --------------   --------------
       Total dividends
          and
          distributions
          to
          shareholders...     (4,415,655)      (2,309,444)     (8,494,797)    (4,578,453)    (216,249,931)    (121,087,214)
                            ------------     ------------    ------------   ------------   --------------   --------------
FUND SHARE TRANSACTIONS:
  Net proceeds from
     sales...............     33,682,098       44,114,615      53,781,245     37,450,856      828,656,136      764,890,598
  Reinvestment of
     dividends and
     distributions.......      4,415,655        2,309,444       8,494,797      4,578,453      216,249,931      121,087,214
  Cost of shares
     redeemed............    (30,770,132)     (21,069,633)    (22,927,376)    (9,979,756)    (948,480,342)    (524,249,625)
                            ------------     ------------    ------------   ------------   --------------   --------------
  Net increase in net
     assets from fund
     share
     transactions........      7,327,621       25,354,426      39,348,666     32,049,553       96,425,725      361,728,187
                            ------------     ------------    ------------   ------------   --------------   --------------
       Total increase in
          net assets.....     13,646,713       25,379,202      33,500,781     33,953,064       66,372,862      737,588,565
NET ASSETS:
  Beginning of year......     78,147,503       52,768,301      68,364,173     34,411,109    2,672,932,046    1,935,343,481
                            ------------     ------------    ------------   ------------   --------------   --------------
  End of year............   $ 91,794,216     $ 78,147,503    $101,864,954   $ 68,364,173   $2,739,304,908   $2,672,932,046
                            ============     ============    ============   ============   ==============   ==============
SHARES ISSUED AND
  REDEEMED:
  Issued.................      5,053,178        6,817,722       9,618,868      6,681,479       19,612,770       20,029,862
  Issued in reinvestment
     of dividends and
     distributions.......        680,379          373,696       1,543,662        813,628        5,331,607        2,969,279
  Redeemed...............     (4,760,079)      (3,259,958)     (4,163,250)    (1,778,183)     (22,958,015)     (13,856,866)
                            ------------     ------------    ------------   ------------   --------------   --------------
     Net increase........        973,478        3,931,460       6,999,280      5,716,924        1,986,362        9,142,275
                            ============     ============    ============   ============   ==============   ==============

                See accompanying notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                          GROWTH AND
                                                                GROWTH PORTFOLIO       INCOME PORTFOLIO
                                                                -----------------      -----------------
                                                                 FOR THE PERIOD         FOR THE PERIOD
                                                                12/01/98 THROUGH       12/01/98 THROUGH
                                                                    12/31/98               12/31/98
                                                                -----------------      -----------------
Net asset value, beginning of year..........................         $  5.00                $  5.00
                                                                     -------                -------
Income from investment operations:
  Net investment income (loss)..............................              --                     --
  Net realized and unrealized gain (loss) on investments....            0.27                   0.11
                                                                     -------                -------
          Total from investment operations..................            0.27                   0.11
                                                                     -------                -------
Less dividends and distributions:
  Dividends to shareholders from net investment income......              --                     --
  Distribution to shareholders from net capital gains.......              --                     --
                                                                     -------                -------
          Total dividends and distributions.................              --                     --
                                                                     -------                -------
Net asset value, end of year................................         $  5.27                $  5.11
                                                                     =======                =======
          Total return......................................            5.40%(B)               2.20%(B)
                                                                     -------                -------
Net assets, end of year (000)...............................         $ 1,943                $   537
                                                                     -------                -------
Ratio of net operating expenses to average net assets.......            1.15%(A)               1.05%(A)
                                                                     -------                -------
Ratio of net operating expenses (excluding waivers) to
  average net assets........................................           25.33%(A)              60.68%(A)
                                                                     -------                -------
Ratio of net investment income (loss) to average net
  assets....................................................           (0.25)%(A)             (0.45)%(A)
                                                                     -------                -------
Ratio of net investment income (loss) (excluding waivers) to
  average net assets........................................          (24.43)%(A)            (60.08)%(A)
                                                                     -------                -------
Portfolio turnover..........................................               1%                     9%
                                                                     -------                -------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
(A) Annualized.
(B) Not annualized.

                         ENTERPRISE ACCUMULATION TRUST

                                EQUITY PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                           YEAR ENDED DECEMBER 31,
                                                             ----------------------------------------------------
                                                               1998       1997       1996       1995       1994
                                                             --------   --------   --------   --------   --------
Net asset value, beginning of year.........................  $  35.09   $  28.86   $  23.35   $  18.14   $  17.95
                                                             --------   --------   --------   --------   --------
Income from investment operations:
  Net investment income (loss).............................      0.46       0.30       0.37       0.33       0.28
  Net realized and unrealized gain (loss) on investments...      3.00       7.13       5.52       6.38       0.41
                                                             --------   --------   --------   --------   --------
          Total from investment operations.................      3.46       7.43       5.89       6.71       0.69
                                                             --------   --------   --------   --------   --------
Less dividends and distributions:
  Dividends to shareholders from net investment income.....     (0.37)     (0.32)     (0.09)     (0.49)     (0.18)
  Distribution to shareholders from net capital gains......     (1.36)     (0.88)     (0.29)     (1.01)     (0.32)
                                                             --------   --------   --------   --------   --------
          Total dividends and distributions................     (1.73)     (1.20)     (0.38)     (1.50)     (0.50)
                                                             --------   --------   --------   --------   --------
Net asset value, end of year...............................  $  36.82   $  35.09   $  28.86   $  23.35   $  18.14
                                                             ========   ========   ========   ========   ========
          Total return.....................................      9.90%     25.76%     25.22%     38.44%      3.87%
                                                             --------   --------   --------   --------   --------
Net assets, end of year (000)..............................  $621,338   $517,803   $314,907   $167,963   $ 88,583
                                                             --------   --------   --------   --------   --------
Ratio of net operating expenses to average net assets......      0.83%      0.84%      0.81%      0.69%      0.67%
                                                             --------   --------   --------   --------   --------
Ratio of net operating expenses (excluding waivers) to
  average net assets.......................................      0.83%      0.84%      0.81%      0.72%      0.69%
                                                             --------   --------   --------   --------   --------
Ratio of net investment income (loss) to average net
  assets...................................................      1.42%      1.42%      1.94%      1.94%      1.81%
                                                             --------   --------   --------   --------   --------
Ratio of net investment income (loss) (excluding waivers)
  to average net assets....................................      1.42%      1.42%      1.94%      1.91%      1.79%
                                                             --------   --------   --------   --------   --------
Portfolio turnover.........................................        30%        17%        30%        29%        38%
                                                             --------   --------   --------   --------   --------

                See accompanying notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                    CAPITAL            SMALL COMPANY
                                                           EQUITY INCOME          APPRECIATION        GROWTH PORTFOLIO
                                                          ----------------      ----------------      ----------------
                                                           FOR THE PERIOD        FOR THE PERIOD        FOR THE PERIOD
                                                          12/01/98 THROUGH      12/01/98 THROUGH      12/01/98 THROUGH
                                                              12/31/98              12/31/98              12/31/98
                                                          ----------------      ----------------      ----------------
Net asset value, beginning of year..................          $  5.00               $  5.00               $  5.00
Income from investment operations:
  Net investment income (loss)......................               --                    --                    --
  Net realized and unrealized gain (loss) on
     investments....................................             0.09                  0.57                  0.46
                                                              -------               -------               -------
          Total from investment operations..........             0.09                  0.57                  0.46
                                                              -------               -------               -------
Less dividends and distributions:
  Dividends to shareholders from net investment
     income.........................................               --                    --                    --
  Distribution to shareholders from net capital
     gains..........................................               --                    --                    --
                                                              -------               -------               -------
          Total dividends and distributions.........               --                    --                    --
                                                              -------               -------               -------
Net asset value, end of year........................          $  5.09               $  5.57               $  5.46
                                                              =======               =======               =======
          Total return..............................             1.80%(B)             11.40%(B)              9.20%(B)
                                                              -------               -------               -------
Net assets, end of year (000).......................          $   465               $   511               $   469
                                                              -------               -------               -------
Ratio of net operating expenses to average net
  assets............................................             1.05%(A)              1.30%(A)              1.40%(A)
                                                              -------               -------               -------
Ratio of net operating expenses (excluding waivers)
  to average net assets.............................            66.67%(A)             63.71%(A)             60.67%(A)
                                                              -------               -------               -------
Ratio of net investment income (loss) to average net
  assets............................................             0.54%(A)             (0.95)%(A)            (1.26)%(A)
                                                              -------               -------               -------
Ratio of net investment income (loss) (excluding
  waivers) to average net assets....................           (65.07)%(A)           (63.36)%(A)           (60.54)%(A)
                                                              -------               -------               -------
Portfolio turnover..................................                0%                    1%                    4%
                                                              -------               -------               -------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
(A) Annualized.
(B) Not annualized.

                         ENTERPRISE ACCUMULATION TRUST

                         SMALL COMPANY VALUE PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                             YEAR ENDED DECEMBER 31,
                                                         ----------------------------------------------------------------
                                                           1998          1997          1996          1995          1994
                                                         --------      --------      --------      --------      --------
Net asset value, beginning of year.....................  $  26.70      $  20.22      $  18.48      $  17.56      $  18.62
                                                         --------      --------      --------      --------      --------
Income from investment operations:
  Net investment income (loss)(C)......................      0.16          0.05          0.25          0.32          0.19
  Net realized and unrealized gain (loss) on
     investments.......................................      2.33          8.91          1.82          1.75         (0.16)
                                                         --------      --------      --------      --------      --------
          Total from investment operations.............      2.49          8.96          2.07          2.07          0.03
                                                         --------      --------      --------      --------      --------
Less dividends and distributions:
  Dividends to shareholders from net investment
     income............................................     (0.08)        (0.15)        (0.12)        (0.40)        (0.10)
  Distribution to shareholders from net capital
     gains.............................................     (1.75)        (2.33)        (0.21)        (0.75)        (0.99)
                                                         --------      --------      --------      --------      --------
          Total dividends and distributions............     (1.83)        (2.48)        (0.33)        (1.15)        (1.09)
                                                         --------      --------      --------      --------      --------
Net asset value, end of year...........................  $  27.36      $  26.70      $  20.22      $  18.48      $  17.56
                                                         ========      ========      ========      ========      ========
          Total return.................................      9.61%        44.32%        11.21%        12.28%         0.02%
                                                         --------      --------      --------      --------      --------
Net assets, end of year (000)..........................  $406,801      $365,266      $192,704      $166,061      $144,880
                                                         --------      --------      --------      --------      --------
Ratio of net operating expenses to average net
  assets...............................................      0.85%         0.86%         0.84%         0.69%         0.66%
                                                         --------      --------      --------      --------      --------
Ratio of net operating expenses (excluding waivers) to
  average net assets...................................      0.85%         0.86%         0.84%         0.72%         0.67%
                                                         --------      --------      --------      --------      --------
Ratio of net investment income (loss) to average net
  assets...............................................      0.56%         0.21%         1.35%         1.86%         1.30%
                                                         --------      --------      --------      --------      --------
Ratio of net investment income (loss) (excluding
  waivers) to average net assets.......................      0.56%         0.21%         1.35%         1.83%         1.29%
                                                         --------      --------      --------      --------      --------
Portfolio turnover.....................................        37%           58%          137%           70%           58%
                                                         --------      --------      --------      --------      --------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
(C) For 1997, this calculation was based on average monthly shares outstanding.

                         ENTERPRISE ACCUMULATION TRUST

                         INTERNATIONAL GROWTH PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                       YEARS ENDED DECEMBER 31,                   PERIOD OF
                                              -------------------------------------------     NOVEMBER 18, 1994-
                                               1998        1997        1996        1995       DECEMBER 31, 1994
                                              -------     -------     -------     -------     ------------------
Net asset value, beginning of year..........  $  6.18     $  6.05     $  5.39     $  4.96           $ 5.00
                                              -------     -------     -------     -------           ------
Income from investment operations:
     Net investment income (loss)...........     0.06        0.06        0.05        0.04               --
     Net realized and unrealized gain (loss)
       on investments.......................     0.84        0.26        0.63        0.67            (0.04)
                                              -------     -------     -------     -------           ------
          Total from investment
            operations......................     0.90        0.32        0.68        0.71            (0.04)
                                              -------     -------     -------     -------           ------
Less dividends and distributions:
     Dividends to shareholders from net
       investment income....................    (0.07)      (0.04)         --       (0.04)              --
     Distribution to shareholders from net
       capital gains........................    (0.27)      (0.15)      (0.02)      (0.24)              --
                                              -------     -------     -------     -------           ------
          Total dividends and
            distributions...................    (0.34)      (0.19)      (0.02)      (0.28)              --
                                              -------     -------     -------     -------           ------
Net asset value, end of year................  $  6.74     $  6.18     $  6.05     $  5.39           $ 4.96
                                              =======     =======     =======     =======           ======
          Total return......................    14.83%       5.26%      12.65%      14.64%           (0.80)%(B)
                                              -------     -------     -------     -------           ------
Net assets, end of year (000)...............  $91,794     $78,148     $52,768     $18,598           $3,247
                                              -------     -------     -------     -------           ------
Ratio of net operating expenses to average
  net assets................................     1.22%       1.19%       1.38%       1.55%            1.55%(A)
                                              -------     -------     -------     -------           ------
Ratio of net operating expenses (excluding
  waivers) to average net assets............     1.22%       1.19%       1.38%       2.21%            8.85%(A)
                                              -------     -------     -------     -------           ------
Ratio of net investment income (loss) to
  average net assets........................     1.04%       1.34%       1.32%       1.17%            0.80%(A)
                                              -------     -------     -------     -------           ------
Ratio of net investment income (loss)
  (excluding waivers) to average net
  assets....................................     1.04%       1.34%       1.32%       0.51%           (6.34)%(A)
                                              -------     -------     -------     -------           ------
Portfolio turnover..........................       55%         28%         21%         27%               0%
                                              -------     -------     -------     -------           ------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
(A) Annualized.
(B) Not annualized.

                         ENTERPRISE ACCUMULATION TRUST

                           HIGH-YIELD BOND PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                         YEARS ENDED DECEMBER 31,                 PERIOD OF
                                                 -----------------------------------------    NOVEMBER 18, 1994-
                                                   1998       1997       1996       1995      DECEMBER 31, 1994
                                                 --------    -------    -------    -------    ------------------
Net asset value, beginning of year.............  $   5.71    $  5.51    $  5.31    $  4.98          $ 5.00
                                                 --------    -------    -------    -------          ------
Income from investment operations:
     Net investment income (loss)..............      0.46       0.51       0.45       0.45            0.04
     Net realized and unrealized gain (loss) on
       investments.............................     (0.26)      0.20       0.21       0.35           (0.01)
                                                 --------    -------    -------    -------          ------
          Total from investment operations.....      0.20       0.71       0.66       0.80            0.03
                                                 --------    -------    -------    -------          ------
Less dividends and distributions:
     Dividends to shareholders from net
       investment income.......................     (0.46)     (0.51)     (0.45)     (0.45)          (0.05)
     Distribution to shareholders from net
       capital gains...........................     (0.08)        --      (0.01)     (0.02)             --
                                                 --------    -------    -------    -------          ------
          Total dividends and distributions....     (0.54)     (0.51)     (0.46)     (0.47)          (0.05)
                                                 --------    -------    -------    -------          ------
Net asset value, end of year...................  $   5.37    $  5.71    $  5.51    $  5.31          $ 4.98
                                                 ========    =======    =======    =======          ======
          Total return.........................      3.60%     13.38%     12.93%     16.59%           0.50%(B)
                                                 --------    -------    -------    -------          ------
Net assets, end of year (000)..................  $101,865    $68,364    $34,411    $15,223          $1,421
                                                 --------    -------    -------    -------          ------
Ratio of net operating expenses to average net
  assets.......................................      0.72%      0.77%      0.85%      0.85%           0.85%(A)
                                                 --------    -------    -------    -------          ------
Ratio of net operating expenses (excluding
  waivers) to average net assets...............      0.72%      0.77%      0.94%      1.59%           7.80%(A)
                                                 --------    -------    -------    -------          ------
Ratio of net investment income (loss) to
  average net assets...........................      8.19%      8.47%      8.57%      8.51%           7.84%(A)
                                                 --------    -------    -------    -------          ------
Ratio of net investment income (loss)
  (excluding waivers) to average net assets....      8.19%      8.47%      8.48%      7.77%           0.80%(A)
                                                 --------    -------    -------    -------          ------
Portfolio turnover.............................       109%       175%       175%       115%              0%
                                                 --------    -------    -------    -------          ------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
(A) Annualized.
(B) Not annualized.

                         ENTERPRISE ACCUMULATION TRUST

                               MANAGED PORTFOLIO

                              FINANCIAL HIGHLIGHTS

                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                           YEARS ENDED DECEMBER 31,
                                                   ------------------------------------------------------------------------
                                                      1998            1997            1996            1995           1994
                                                   ----------      ----------      ----------      ----------      --------
Net asset value, beginning of year...............  $    40.78      $    34.31      $    28.06      $    20.82      $  21.35
                                                   ----------      ----------      ----------      ----------      --------
Income from investment operations:
  Net investment income (loss)...................        0.71            0.35            0.59            0.40          0.40
  Net realized and unrealized gain (loss) on
     investments.................................        2.53            8.06            5.99            8.97          0.15
                                                   ----------      ----------      ----------      ----------      --------
          Total from investment operations.......        3.24            8.41            6.58            9.37          0.55
                                                   ----------      ----------      ----------      ----------      --------
Less dividends and distributions:
  Dividends to shareholders from net investment
     income......................................       (0.43)          (0.55)          (0.06)          (0.75)        (0.46)
  Distribution to shareholders from net capital
     gains.......................................       (3.03)          (1.39)          (0.27)          (1.38)        (0.62)
                                                   ----------      ----------      ----------      ----------      --------
          Total dividends and distributions......       (3.46)          (1.94)          (0.33)          (2.13)        (1.08)
                                                   ----------      ----------      ----------      ----------      --------
Net asset value, end of year.....................  $    40.56      $    40.78      $    34.31      $    28.06      $  20.82
                                                   ==========      ==========      ==========      ==========      ========
          Total return...........................        7.95%          24.50%          23.47%          46.89%         2.57%
                                                   ----------      ----------      ----------      ----------      --------
Net assets, end of year (000)....................  $2,739,305      $2,672,932      $1,935,343      $1,264,718      $689,252
                                                   ----------      ----------      ----------      ----------      --------
Ratio of net operating expenses to average net
  assets.........................................        0.76%           0.76%           0.74%           0.67%         0.64%
                                                   ----------      ----------      ----------      ----------      --------
Ratio of net operating expenses (excluding
  waivers) to average net assets.................        0.76%           0.76%           0.74%           0.67%         0.64%
                                                   ----------      ----------      ----------      ----------      --------
Ratio of net investment income (loss) to average
  net assets.....................................        1.66%           1.14%           2.16%           1.80%         2.23%
                                                   ----------      ----------      ----------      ----------      --------
Ratio of net investment income (loss) (excluding
  waivers) to average net assets.................        1.66%           1.14%           2.16%           1.80%         2.23%
                                                   ----------      ----------      ----------      ----------      --------
Portfolio turnover...............................          46%             32%             29%             31%           33%
                                                   ----------      ----------      ----------      ----------      --------

                See accompanying notes to financial statements.

                         ENTERPRISE ACCUMULATION TRUST

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1998

1. ORGANIZATION

     Enterprise Accumulation Trust (the "Trust") was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $.01 par value for the following portfolios: Growth Portfolio, Growth and Income Portfolio, Equity Portfolio, Equity Income Portfolio, Capital Appreciation Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, International Growth Portfolio, High-Yield Bond Portfolio and Managed Portfolio. Prior to May 1, 1998 the Small Company Value Portfolio was known as the Small Cap Portfolio.

     The Trust serves as an investment vehicle for MONYMaster and MONY Custom Master, flexible payment variable annuity policy, and MONY Equity Master and MONY Custom Equity Master, flexible premium variable universal life insurance policies, issued by MONY Life of America ("MLOA") and MONY Life Insurance Company, a wholly-owned subsidiary of MLOA. The Trust also serves as an investment vehicle for a corporate-sponsored variable universal life product issued by MONY America. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

2. SIGNIFICANT ACCOUNTING POLICIES

     Valuation of Investments -- Growth Portfolio, Growth and Income Portfolio, Equity Portfolio, Equity Income Portfolio, Capital Appreciation Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, International Growth Portfolio, High-Yield Bond Portfolio and Managed Portfolio: Investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sales price; if there are no such reported sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Board of Trustees. Short-term debt securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

     Special Valuation Risk -- The high-yield securities in which the High-Yield Bond Portfolio may invest may be considered speculative in regard to the issuer's continuing ability to meet principal and interest payments. The value of the lower rated securities in which the High-Yield Bond Portfolio may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

     Repurchase Agreements -- Each Portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a Portfolio would acquire a debt security for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the Portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Portfolio's holding period. Under each repurchase agreement, the Portfolio receives, as collateral, securities whose market value (including interest) is at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the selling institution, including costs of disposing of securities held as collateral and any loss resulting from delays or restrictions upon the Portfolio's ability to dispose of securities.

     Futures Contracts -- Upon entering into such a contract, a Portfolio is required to deposit with the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments, known as "variation margin," are recorded by the Portfolio as unrealized appreciation or depreciation. When the contract is closed the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. There were no open futures contracts held in any of the Portfolios at December 31, 1998.

                         ENTERPRISE ACCUMULATION TRUST

                               DECEMBER 31, 1998

     Foreign Currency Translation -- Securities, other assets and liabilities of the International Growth Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars at the bid price of such currency against U.S. dollars last quoted by a major bank. Receivables and payables for dividend and interest income and certain expenses denominated in foreign currencies are marked-to-market daily based on daily exchange rates and exchange gains and losses are realized upon ultimate receipt or disbursement. The International Growth Portfolio does not isolate that portion of its realized and unrealized gains on investments from changes in foreign exchange rates from fluctuations arising from changes in the market prices of the investments.

     Security Transactions and Other Income -- Security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on the basis of identical cost and realized gains and losses from currency transactions are determined on the basis of average cost. Dividend income received and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities.

     Expenses -- Each portfolio bears expenses incurred specifically on its behalf as well as a portion of the common expenses of the Trust.

     Federal Income Taxes -- No provision for Federal income or excise taxes is required because the trust intends to continue to qualify as a regulated investment company and distribute all of its taxable income to shareholders.

     Use of Estimates in Preparation of Financial Statements -- Preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Dividends and Distributions -- Growth Portfolio, Growth and Income Portfolio, Equity Portfolio, Equity Income Portfolio, Capital Appreciation Portfolio, Small Company Growth Portfolio, Small Company Value Portfolio, International Growth Portfolio and Managed Portfolio: Dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. The High-Yield Bond Portfolio: Dividends from net investment income are declared daily and paid monthly. Distributions from net realized capital gains, if any, are declared and paid at least annually.

3. TRANSACTIONS WITH AFFILIATES

     The investment advisory fee is payable monthly to Enterprise Capital Management, Inc. ("Enterprise Capital"), a wholly-owned subsidiary of MONY Life Insurance Company, and is computed as a percentage of each Portfolio's net assets as of the close of business each day and is as follows: for each of the Equity, Small Company Value, and Managed Portfolios, .80% for the first $400 million, .75% for the next $400 million, and .70% for net assets over $800 million, 1.00% for the Small Company Growth Portfolio, 0.85% for the International Growth Portfolio, 0.75% for each of the Growth, Capital Appreciation, Growth and Income, and Equity Income Portfolios and 0.60% for the High-Yield Bond Portfolio.

     Enterprise Capital has agreed to reimburse the Portfolios for expenses incurred in excess of a percentage of average net assets. The percentages are as follows: Growth -- 1.15%, Growth and Income -- 1.05%, Equity -- 1.15%, Equity Income -- 1.05%, Capital Appreciation -- 1.30%, Small Company Growth -- 1.40%, Small Company Value -- 1.30%, International Growth -- 1.55%, High-Yield
Bond -- .85% and Managed -- 1.30%.

     Enterprise Capital is a wholly-owned subsidiary of MONY Life Insurance Company, which is wholly-owned by The MONY Group Inc. The MONY Group Inc. and its subsidiaries and affiliates had the following investments in the Trust as of December 31, 1998: Growth -- $263,500, Growth and Income -- $255,500, Capital Appreciation -- $278,500, Small Company Growth -- $273,000, and Equity
Income -- $254,500.

     Enterprise Capital has entered into sub-advisory agreements with various investment advisers as Portfolio Managers for the Trust. A portion of the management fee received by Enterprise Capital is paid to the respective Portfolio Manager. 1740 Advisers, Inc., a wholly-owned subsidiary of MONY Life Insurance Company, is the Fund Manager for the Equity Income Fund. For the year ended December 31, 1998, ECM incurred subadvisory fees payable to 1740 Advisers, Inc. related to the Equity Income Fund of $70, with a related payable balance of $70 as of December 31, 1998.

                         ENTERPRISE ACCUMULATION TRUST

                               DECEMBER 31, 1998

4. FINANCIAL INSTRUMENTS

     As part of its investment program, the International Growth Portfolio utilizes forward currency exchange contracts to manage exposure to currency fluctuations and hedge against adverse changes in connection with purchases and sales of securities. The Portfolio enters into forward contracts only for hedging purposes. At December 31, 1998, the International Growth Portfolio had entered into various forward currency exchange contracts under which it is obligated to exchange currencies at specified future dates. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Outstanding contracts at December 31, 1998 are as follows:

                             PURCHASES                 NET UNREALIZED
  SETTLEMENT    -----------------------------------    APPRECIATION/
     DATE           RECEIVE             DELIVER        (DEPRECIATION)
  ----------    ----------------    ---------------    --------------
  6/18/99        AUD    5,100,000     USD  3,170,925       $(40,979)
  6/18/99        CAD    2,300,000     USD  1,497,396          8,463
  6/18/99        CHF      700,000     USD    525,131         (7,322)
  6/18/99        ESP  165,000,000     USD  1,184,600        (13,462)
  6/18/99        ITL  880,000,000     USD    537,766           (991)
  6/18/99        PTE  102,000,000     USD    607,577         (4,639)
  6/18/99        SEK   23,900,000     USD  2,995,400        (31,937)
                                                           --------
                                                           $(90,867)

                               SALES
                -----------------------------------
                    RECEIVE             DELIVER
                ----------------    ---------------
  6/18/99        USD   1,007,557     BEL 34,000,000         15,989
  6/18/99        USD   1,361,254     FIM  6,800,000         16,055
  6/18/99        USD     575,571     FRF  3,200,000         (1,684)
  6/18/99        USD   4,705,120     GBP  2,800,000         68,729
  6/18/99        USD   1,680,035     NLG  3,100,000         15,791
                                                          --------
                                                           114,880
                                                          --------
                                                          $ 24,013
                                                          ========

     As part of its investment program, the High-Yield Bond Portfolio enters into futures contracts to hedge against anticipated future price and interest rate changes. Risks of entering into futures contracts include: (1) the risk that the price of the futures contracts may not move in the same direction as the price of the securities in the various markets; (2) the risk that there will be no liquid secondary market when the Portfolio attempts to enter into a closing position; (3) the risk that the Portfolio will lose an amount in excess of the initial margin deposit; and (4) the fact that the success or failure of these transactions for the Portfolio depends on the ability of the Portfolio Manager to predict movements in stock, bond, and currency prices and interest rates. There were no open futures contracts at December 31, 1998 in the High-Yield Bond Portfolio.

5. PURCHASES AND SALES OF SECURITIES

     For the year ended December 31, 1998, purchases and sales proceeds of investment securities, other than short-term securities, were as follows:

                                                   U.S. GOVERNMENT OBLIGATIONS            STOCKS AND BONDS
                                                   ----------------------------   --------------------------------
                    PORTFOLIO                        PURCHASES        SALES          PURCHASES          SALES
                    ---------                      -------------   ------------   ---------------   --------------
Growth...........................................            --             --    $     1,385,809   $        5,177
Growth and Income................................            --             --            366,310           27,474
Equity...........................................            --             --        216,213,803      144,861,199
Equity Income....................................            --             --            363,884               --
Capital Appreciation.............................            --             --            273,937            2,399
Small Company Growth.............................            --             --            352,518           13,733
Small Company Value..............................            --             --        170,146,494      141,300,517
International Growth.............................            --             --         50,955,176       45,957,009
High-Yield Bond..................................  $ 10,300,938    $11,741,875        117,449,514       79,211,214
Managed..........................................   106,871,094      8,370,000      1,015,037,967    1,194,590,442

                         ENTERPRISE ACCUMULATION TRUST

                               DECEMBER 31, 1998

6. UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS AND DISTRIBUTIONS

     At December 31, 1998, the composition of unrealized appreciation (depreciation) of investment securities and the cost of investments for Federal income tax purposes were as follows:

                                                                     UNREALIZED         UNREALIZED       NET UNREALIZED
                   PORTFOLIO                        TAX COST            GAIN               LOSS           GAIN (LOSS)
                   ---------                     --------------    ---------------    ---------------    --------------
Growth.........................................  $    1,380,632     $     57,094       $     (9,018)      $     48,076
Growth and Income..............................         339,217           15,218             (3,892)            11,326
Equity.........................................     488,061,496      154,440,993        (21,066,540)       133,374,453
Equity Income..................................         363,884           10,853             (4,481)             6,372
Capital Appreciation...........................         271,310           39,347             (1,179)            38,168
Small Company Growth...........................         337,932           40,435             (7,184)            33,251
Small Company Value............................     341,793,410       94,492,733        (28,957,684)        65,535,049
International Growth...........................      81,091,924       15,162,855         (5,442,971)         9,719,884
High-Yield Bond................................     103,639,411        1,854,711         (5,475,002)        (3,620,291)
Managed........................................   2,185,269,489      643,688,121        (90,270,304)       553,417,817


Federal Tax Information (Unaudited):

     The capital gains dividend distribution paid to shareholders, taken in additional shares, is as follows:

                                                              CAPITAL GAINS
                                                              -------------
Growth......................................................            --
Growth and Income...........................................            --
Equity......................................................  $ 19,683,565
Equity Income...............................................            --
Capital Appreciation........................................            --
Small Company Growth........................................            --
Small Company Value.........................................    11,175,584
International Growth........................................     1,253,093
High-Yield Bond.............................................       441,141
Managed.....................................................   159,036,909

     Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures and options transactions, losses deferred due to wash sales, foreign currency transactions, investments in passive foreign investment companies, and excise tax regulations.

     Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Any taxable gain remaining at fiscal year end is distributed in the following year.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Enterprise Accumulation Trust:

     In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets, and the financial highlights, present fairly, in all material respects, the financial position of the Growth, Growth and Income, Equity, Equity Income, Capital Appreciation, Small Company Growth, Small Company Value, International Growth, High-Yield Bond and Managed Portfolios of Enterprise Accumulation Trust (collectively the "Trust") at December 31, 1998, the results of their operations for the year (or period) then ended, the changes in their net assets for each of the two years (or periods) in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Atlanta, Georgia
February 17, 1999

TRUSTEES AND PRINCIPAL OFFICERS

Victor Ugolyn                                            Trustee, Chairman, President and
                                                         Chief Executive Officer
Arthur T. Dietz                                          Trustee
Samuel J. Foti                                           Trustee
Arthur Howell                                            Trustee
William A. Mitchell, Jr.                                 Trustee
Lonnie H. Pope                                           Trustee
Michael I. Roth                                          Trustee
Phillip G. Goff                                          Vice President
Catherine R. McClellan                                   Secretary
Herbert M. Williamson                                    Treasurer

INVESTMENT ADVISER

Enterprise Capital Management, Inc.
Atlanta Financial Center
3343 Peachtree Road, Suite 450
Atlanta, Georgia 30326

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company
P. O. Box 1713
Boston, Massachusetts 02105

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1100 Campanile Building
1155 Peachtree Street
Atlanta, Georgia 30309

     This report is authorized for distribution only to shareholders and to others who have received a copy of this Trust's prospectus.